SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Definitive Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

CARVANA CO.

(Name of Registrant As Specified In Its Charter)

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CARVANA CO.

1930 W. Rio Salado Parkway, Tempe, Arizona 85281

NOTICE OF ACTION BY WRITTEN CONSENT

OF A MAJORITY OF SHAREHOLDERS TO BE EFFECTIVE JANUARY [•], 2018

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

To the Holders of Carvana Co. Capital Stock:

We are furnishing the attached Information Statement to the holders of Class A common stock, par value $0.001 per share (“Common Stock”) and Class B common stock, par value $0.001 per share, of Carvana Co., a Delaware corporation (the “Company,” “we,” “us” or “our”), pursuant to the requirements of Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules and regulations promulgated by the U.S. Securities and Exchange Commission thereunder, and the requirements of the Delaware General Corporation Law, in connection with a written consent in lieu of a special meeting (the “Written Consent”), dated as of December 3, 2017, executed by the holder of approximately 70% of the voting power in the Company’s outstanding capital stock entitled to vote (the “Majority Stockholder”). A copy of the Written Consent is attached as Annex A to the Information Statement.

The Written Consent approves certain actions (the “Actions”) authorized by the Board of Directors of the Company relating to the issuance of the Class A Convertible Preferred Stock of the Company (the “Preferred Stock”). As more fully described in the accompanying Information Statement, among other actions, the Majority Stockholder approved the conversion feature of the Preferred Stock and the issuance of all shares of Common Stock that are issuable pursuant to the terms of the Preferred Stock.

The Certificate of Designations, Preferences, Powers and Rights of Class A Convertible Preferred Stock of Carvana Co. is attached as Exhibit A to the Written Consent. Pursuant to Rule 14c-2 of the Exchange Act, the Actions will become effective on or after January [•], 2018, which is 20 calendar days following the date we first mail the Information Statement to our shareholders. As described in the Information Statement, the Actions have already been approved by the Majority Stockholder. Accordingly, the Company is not soliciting your proxy or consent in connection with the matters discussed above or in the Information Statement.

You are urged to read the Information Statement in its entirety.

The Information Statement is being mailed on or about January [•], 2018 to shareholders of record as of December 3, 2017.

THE INFORMATION STATEMENT IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THE INFORMATION STATEMENT. THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED IN THE INFORMATION STATEMENT.

By Order of the Board of Directors,

/s/ Ernie Garcia, III
Ernie Garcia, III
Chairman of the Board of Directors of
Carvana Co.

CARVANA CO.

INFORMATION STATEMENT

JANUARY [•], 2018

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

General Information

The Board of Directors (the “Board”) of Carvana Co., a Delaware corporation (the “Company,” “we,” “us” or “our”), is furnishing this Information Statement to the holders of our Class A common stock, par value $0.001 per share (the “Common Stock”) and Class B common stock, par value $0.001 per share, in connection with a written consent in lieu of a special meeting (the “Written Consent”), dated as of December 3, 2017, executed by the holder of approximately 70% of the voting power of the Company’s outstanding shares of capital stock entitled to vote (the “Majority Stockholder”). A copy of the Written Consent is attached as Annex A to this Information Statement.

The Written Consent approves certain actions (the “Actions”) taken by the Board relating to the issuance of the Class A Convertible Preferred Stock of the Company (the “Preferred Stock”). The Actions are more fully described in this Information Statement. The Certificate of Designations, Preferences, Powers and Rights of Class A Convertible Preferred Stock of Carvana Co. (the “Certificate of Designations”), which provides the terms of the Preferred Stock, is attached hereto as Exhibit A to the Written Consent (Annex A to this Information Statement).

The Written Consent was in accordance with the Delaware General Corporation Law (the “DGCL”), our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and our Amended and Restated Bylaws (the “Bylaws”), which permit any action which may be taken at a meeting of our shareholders to also be taken by the written consent of our shareholders. The Actions taken by the Written Consent required the approval of the holders of a majority of the voting power of our outstanding shares of capital stock.

This Information Statement is being furnished to all of our holders of our Common Stock and Class B common stock in accordance with Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules and regulations promulgated by the U.S. Securities and Exchange Commission (“SEC”) thereunder, and the requirements of the DGCL, solely for the purpose of informing our shareholders of the Actions taken by the Written Consent before it becomes effective.

This Information Statement will be mailed on or about January [•], 2018 to shareholders of record as of December 3, 2017 (the “Record Date”). Pursuant to Rule 14c-2 of the Exchange Act, the Actions will become effective on or after January [•], 2018, which is 20 calendar days following the date we first mail this Information Statement to our shareholders.

The Board approved the issuance of the Preferred Stock and related actions on December 3, 2017 and the Majority Stockholder approved the Actions by the Written Consent on December 3, 2017.

This Information Statement contains a summary of the material aspects of the actions relating to the issuance of the Preferred Stock that were approved by the Board and the Majority Stockholder.

ABOUT THIS INFORMATION STATEMENT

What is the Purpose of this Information Statement?

This Information Statement is being furnished to you pursuant to the requirements of the Exchange Act and the DGCL to notify you of certain corporate actions taken by the Majority Stockholder pursuant to the Written Consent. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the Actions as early as possible to accomplish the purposes herein described, the Board elected to seek the written consent of the Majority Stockholder in lieu of a special meeting. We are making this Information Statement available to you on or about January [•], 2018. The Company is not soliciting your proxy or consent and you are not being asked to take any action in connection with this Information Statement.

Who is Entitled to Notice?

Each holder of record of outstanding shares of our Common Stock and Class B common stock on the Record Date is entitled to notice of the actions to be taken pursuant to the Written Consent.

Why Did the Company Seek Shareholder Approval?

On December 3, 2017, the Board authorized the issuance and sale of up to 100,000 shares of Preferred Stock (the “Issuance”). On December 4, 2017, the Company entered into an Investment Agreement with DDFS Partnership LP, a Delaware limited partnership and affiliate of Dundon Capital Partners (the “Purchaser”) for the purchase and sale of 100,000 shares of Preferred Stock for a purchase price of $100.0 million (the “Investment Agreement”). As provided in the Certificate of Designations, and further described in this Information Statement, the Preferred Stock is convertible into shares of Common Stock and additional shares of Common Stock are issuable under certain circumstances pursuant to the terms of the Preferred Stock.

Because the Common Stock is listed on the New York Stock Exchange (the “NYSE”), we are subject to NYSE rules and regulations. Section 312.03 of the NYSE Listed Company Manual requires shareholder approval prior to the issuance of Common Stock, or securities convertible into or exercisable for Common Stock, in any transaction or series of transactions if (i) the Common Stock to be issued has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such Common Stock or of securities convertible into or exercisable for Common Stock, or (ii) the number of shares of Common Stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of Common Stock outstanding before the issuance of the Common Stock or of securities convertible into or exercisable for Common Stock.

Upon conversion of the Preferred Stock and the issuance of all shares of Common Stock that are issuable pursuant to the terms of the Preferred Stock, such shares of Common Stock would exceed 20% of number of shares of Common Stock outstanding before the issuance of the Preferred Stock. Accordingly, the Majority Stockholder was asked to approve the conversion feature of the Preferred Stock and the issuance of all shares of Common Stock that are issuable pursuant to the terms of the Preferred Stock.

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What Actions were Approved by the Majority Stockholder?

Pursuant to the Written Consent (attached hereto as Annex A), the following Actions were approved by the Majority Stockholder:

•	In accordance with Section 312.03 of the NYSE Listed Company Manual, the Majority Stockholder ratified, adopted, approved and confirmed the conversion feature of the Preferred Stock and the issuance of all shares of Common Stock that are issuable pursuant to the terms of the Preferred Stock.

•	The Majority Stockholder authorized, empowered and directed the Company to take all such actions, to cause to be prepared and filed all such documents, to make all expenditures and to execute all instruments deemed by the officers of the Company to be necessary or desirable in carrying out and effectuating the issuance of the Preferred Stock and the transactions contemplated thereby.

What Vote was Required to Approve the Actions?

The affirmative vote of the holders of a majority of the voting power of our outstanding shares of capital stock entitled to vote thereon on the Record Date was required to approve the Actions. Carvana Co. has two authorized classes of common stock: Class A and Class B. All holders of Class A common stock and Class B common stock vote together as a single class except as otherwise required by applicable law.

As of the Record Date, the Company had 16,070,675 shares of Class A common stock issued and outstanding and 116,686,826 shares of Class B common stock outstanding. Each share of Class A common stock entitles its holder to one vote on each matter submitted to our shareholders. Each share of Class B common stock held by the Majority Stockholder, Ernie Garcia, III, and entities controlled by one or both of them (collectively, the “Garcia Parties”) is entitled to ten votes on each matter submitted to our shareholders for so long as the Garcia Parties maintain, in the aggregate, direct or indirect beneficial ownership of at least 25% of the outstanding shares of our Class A common stock (determined on an as-exchanged basis assuming all Class A common units and Class B common units of Carvana Group, LLC (“LLC Units”) were exchanged for Class A common stock). All other shares of Class B common stock are entitled to one vote on each matter submitted to our shareholders. The Majority Stockholder is currently entitled to ten votes on account of his Class B common stock because the Garcia Parties have direct or indirect beneficial ownership of at least 25% of our outstanding Class A common stock (determined on an as-exchanged basis). As of the Record Date, the Majority Stockholder beneficially owned 1,464,517 shares of Class A common stock and 70,349,223 shares of Class B common stock, representing in the aggregate 70% of the voting power of the shares of our outstanding capital stock. No other shareholder votes, consents or actions will be required or obtained in connection with this Information Statement or the Actions because the Majority Stockholder has consented to the Actions.

Do I have appraisal rights?

No. None of the DGCL, our Certificate of Incorporation or our Bylaws provides holders of capital stock with dissenters’ or appraisal rights in connection with the Actions described in this Information Statement.

Will the Issuance of the Preferred Stock be Dilutive to Existing Holders of Common Stock?

The Issuance of the Preferred Stock may be dilutive to existing holders of Common Stock. Based on the capitalization of the Company as of December 3, 2017, and the initial conversion rate of 50.78 shares of Common Stock per share of Preferred Stock, the conversion of the Preferred Stock would result in the holders thereof owning approximately 24% of our outstanding Common Stock after giving effect to such conversion. This would amount to a dilution of approximately 24% to existing holders of Common Stock. Further, additional shares of Common Stock may be issuable pursuant to certain other features of the Preferred Stock, with such issuances being further dilutive to existing holders of Common Stock. See “Possible Effects of the Issuance—Dilution” for additional information.

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FORWARD-LOOKING STATEMENTS

Various statements contained in or incorporated by reference into this Information Statement that express a belief, expectation, or intention, or that are not statements of historical fact, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Exchange Act. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control. All statements, other than statements of historical fact, are forward-looking statements. When used in this Information Statement, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project,” and similar expressions are intended to identify forward looking statements, although not all forward looking statements contain such identifying words. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties. Actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including, among others:

•	our history of losses and ability to maintain profitability in the future;

•	our ability to effectively manage our rapid growth;

•	our limited operating history;

•	the seasonal and other fluctuations in our quarterly operating results;

•	our relationship with DriveTime;

•	our management’s accounting judgments and estimates, as well as changes to accounting policies;

•	our ability to compete in the highly competitive industry in which we participate;

•	the changes in prices of new and used vehicles;

•	our ability to acquire desirable inventory;

•	our ability to sell our inventory expeditiously;

•	our ability to sell and generate gains on the sale of automotive finance receivables;

•	our dependence on the sale of automotive finance receivables for a substantial portion of our gross profits;

•	our reliance on potentially fraudulent credit data for the automotive finance receivables we sell;

•	our ability to successfully market and brand our business;

•	our reliance on Internet searches to drive traffic to our website;

•	our ability to comply with the laws and regulations to which we are subject;

•	the changes in laws and regulations to which we are subject;

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•	our ability to comply with the Telephone Consumer Protection Act;

•	the evolution of regulation of the Internet and eCommerce;

•	our ability to maintain reputational integrity and enhance our brand;

•	our ability to grow complementary product and service offerings;

•	our ability to address the shift to mobile device technology by our customers;

•	risks related to the larger automotive ecosystem;

•	the geographic concentration where we provide services;

•	our ability to raise additional capital;

•	our ability to maintain adequate relationships with the third parties that finance our vehicle inventory purchases;

•	the representations we make in our finance receivables we sell;

•	our reliance on our proprietary credit scoring model in the forecasting of loss rates;

•	our reliance on internal and external logistics to transport our vehicle inventory;

•	the risks associated with the construction and operation of our inspection and reconditioning centers, fulfillment centers and vending machines, including our dependence on one supplier for construction and maintenance for our vending machines;

•	our ability to protect the personal information and other data that we collect, process and store;

•	disruptions in availability and functionality of our website;

•	our ability to protect our intellectual property, technology and confidential information;

•	our ability to defend against claims that our employees, consultants or advisors have wrongfully used or disclosed trade secrets or intellectual property;

•	our ability to defend against intellectual property disputes;

•	our ability to comply with the terms of open source licenses;

•	conditions affecting automotive manufacturers, including manufacturer recalls;

•	our reliance on third party technology to complete critical business functions;

•	our dependence on key personnel to operate our business;

•	the costs associated with being a public company;

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•	the diversion of management’s attention and other disruptions associated with potential future acquisitions;

•	the legal proceedings to which we may be subject in the ordinary course of business; and

•	potential errors in our retail installment contracts with our customers that could render them unenforceable.

All forward-looking statements speak only as of the date of this Information Statement. You should not place undue reliance on these forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions including, but not limited to, those discussed in the prospectus for our initial public offering filed with the SEC on April 28, 2017, our Quarterly Reports for the periods ended June 30, 2017 and September 30, 2017 and our other filings with the SEC. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this Information Statement are reasonable, we can give no assurance that these plans, intentions or expectations will be achieved or occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

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BACKGROUND AND REASONS FOR THE ISSUANCE AND SHAREHOLDER APPROVAL

Background and Reasons for the Issuance

The Board and the Company’s management regularly evaluate the Company’s liquidity and capital resources, including potential equity transactions to drive its growth and expand its offering to more customers across the country. In November 2017, our management and the Purchaser began discussing the possibility of the purchase and sale of certain convertible preferred securities of the Company. On December 3, 2017, following discussions and negotiations with the Purchaser regarding its possible purchase of certain convertible preferred securities of the Company and the details thereof and considering an array of possible alternatives, in consultation with the Company’s legal and financial advisors and upon the recommendation of the Company’s management, the Board authorized and approved the issuance and sale of up to 100,000 shares of Preferred Stock to the Purchaser.

On December 4, 2017, the Company and the Purchaser entered into the Investment Agreement pursuant to which the Company agreed to sell to the Purchaser and the Purchaser agreed to buy from the Company, in the aggregate, 100,000 shares of Preferred Stock for an aggregate purchase price of $100.0 million. The related definitive documentation and the terms of the Preferred Stock are described in further detail in this Information Statement. The consummation of the purchase and sale of the shares of Preferred Stock pursuant to the Investment Agreement (the Closing) occurred on December 5, 2017.

The Issuance is expected to strengthen the Company’s capital structure and enhances its financial flexibility. The Company expects to use the net proceeds from the Issuance for general corporate purposes.

Reasons for Seeking Shareholder Approval

Because the Common Stock is listed on the NYSE, we are subject to NYSE rules and regulations. Section 312.03 of the NYSE Listed Company Manual requires shareholder approval prior to the issuance of Common Stock, or securities convertible into or exercisable for Common Stock, in any transaction or series of transactions if (i) the Common Stock to be issued has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or of securities convertible into or exercisable for Common Stock, or (ii) the number of shares of Common Stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of Common Stock outstanding before the issuance of the Common Stock or of securities convertible into or exercisable for Common Stock.

Upon conversion of the Preferred Stock and the issuance of all shares of Common Stock that are issuable pursuant to the terms of the Preferred Stock, such shares of Common Stock would exceed 20% of the number of shares of Common Stock outstanding before the issuance of the Preferred Stock. Accordingly, the Majority Stockholder was asked to approve the conversion feature of the Preferred Stock and the issuance of all shares of Common Stock that are issuable pursuant to the terms of the Preferred Stock.

No approval by the holders of Common Stock was required for the Issuance. The consummation of the purchase and sale of the shares of Preferred Stock pursuant to the Investment Agreement (the Closing) occurred on December 5, 2017. The Certificate of Designations provides that the Preferred Stock is not convertible into Common Stock until 20 days after the mailing of this Information Statement. The Written Consent approves the issuance of Common Stock pursuant to the terms of the Preferred Stock.

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DESCRIPTION OF THE TRANSACTION DOCUMENTS

The following is a summary of the material terms of the Investment Agreement, dated as of December 4, 2017, by and between the Company and the Purchaser. While we believe this description covers the material terms of this agreement, we encourage you to read the Investment Agreement, which was included as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on December 4, 2017. For more information about accessing this Current Report on Form 8-K and the other information we file with the SEC, please see “Where You Can Find More Information” below.

Investment Agreement

As described above, on December 4, 2017, the Company and the Purchaser entered into the Investment Agreement, pursuant to which the Company sold to the Purchaser and the Purchaser purchased from the Company, in the aggregate, 100,000 shares of Preferred Stock for an aggregate purchase price of $100.0 million. The consummation of the purchase and sale of the shares of Preferred Stock pursuant to the Investment Agreement (the Closing) occurred on December 5, 2017.

Representations and Warranties

In the Investment Agreement, the Company made representations and warranties to the Purchaser relating to the Company, its capitalization and its business and the Issuance. The Purchaser also made representations and warranties to the Company regarding themselves, the sufficiency of their funds to consummate the transactions, and their compliance with securities laws. The representations and warranties made in the Investment Agreement did not survive the Closing and the Investment Agreement does not provide for indemnification relating to such representations and warranties.

Additional Agreements

In the Investment Agreement, the parties agreed to take certain actions, including making any necessary governmental filings, promptly causing the shares of Common Stock issuable upon conversion of the Preferred Stock to be approved for listing on the NYSE (subject to shareholder approval and notice of issuance), mailing this Information Statement to the holders of Common Stock as of the Record Date within 30 days of the Closing, and taking commercially reasonably actions as necessary to effect the Closing. Additionally, the Purchaser agreed that it will not directly or indirectly sell, transfer, pledge, encumber, assign or otherwise dispose of any Preferred Stock or Common Stock issuable upon conversion of the Preferred Stock for 180 days following the Closing without the prior written consent of the Company.

Registration Rights

The Investment Agreement provides that, if requested by the Purchaser, the Company will use commercially reasonable efforts to prepare and file with the SEC, at the Company’s sole cost and expense, a Registration Statement on Form S-3 relating to the resale by the Purchaser of the Common Stock into which the Preferred Shares may be converted, provided that the Company is then eligible to utilize Form S-3.

Reimbursement of Expenses

The Investment Agreement provides that the Company will reimburse the Purchaser for reasonable fees and expenses incurred in connection with filings made pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and the rules and regulations promulgated thereunder.

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DESCRIPTION OF THE ISSUED SECURITIES

The following is a summary of the material terms and provisions of the Preferred Stock as contained in the Certificate of Designations. While we believe this summary covers the material terms and provisions of the Preferred Stock, we encourage you to read the Certificate of Designations, which is attached hereto as Exhibit A to the Written Consent (Annex A to this Information Statement) and was included as Exhibit 3.1 to the Current Report on Form 8-K filed by the Company on December 5, 2017. For more information about accessing this Current Report on Form 8-K and the other information we file with the SEC, please see “Where You Can Find More Information” below.

Dividends

Holders of Preferred Stock are entitled to receive cumulative cash dividends in an amount equal to the dividend rate of 5.50% of the liquidation preference of $1,000.00 per share of Preferred Stock (the “liquidation preference”). Dividends on the Preferred Stock cumulate quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing March 15, 2018, and accumulate from the most recent date dividends were paid, and if no dividends have been paid, from the first date on which the Preferred Stock is issued (the “original issue date”). Dividends on the Preferred Stock will be paid in cash if the Company has funds legally available for payment and the Board, or an authorized committee thereof, declares a cash dividend payable.

Unless all accumulated and unpaid dividends on the Preferred Stock have been paid in full or a sum for such amounts has been set aside for payment, the Company may not declare dividends on shares of Common Stock or any other shares of the Company’s stock ranking junior or equal to the Preferred Stock and may not purchase, redeem or otherwise acquire such shares, subject to certain customary exceptions.

Ranking

The Preferred Stock ranks senior, as to payment of dividends and distributions of assets upon the liquidation, dissolution or winding up of Company, to the Company’s Common Stock and any shares of capital stock of the Company not expressly ranking senior to or pari passu with the Preferred Stock, and junior to all shares of capital stock of the Company issued in the future, the terms of which expressly provide that such shares will rank senior to the Preferred Stock.

No Voting Rights

Holders of the Preferred Stock have no voting rights and no right to vote as a separate class, except as required by, and cannot be waived under, the DGCL, and except that the terms and provisions of the Certificate of Designation may not be altered, amended or repealed in whole or in part, by merger or otherwise, so as to adversely affect the powers, preferences or special rights of the shares of Preferred Stock without the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock, voting together as a separate class on an as-converted basis for the shares of Preferred Stock held by such holder. The Preferred Stock will not have a right to vote on any merger or consolidation in which the holders are entitled to receive the amount and kind of consideration such holders would have been entitled to receive if the Preferred Stock had been converted to Common Stock immediately prior to the merger or consolidation becoming effective, including the right to make an election of consideration to the same extent as the holders of Common Stock are afforded such right.

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Conversion

Optional Conversion

Twenty days after mailing of this Information Statement, the Purchaser will have the option at any time to convert any or all of the shares of Preferred Stock at an initial conversion rate of 50.78 shares of fully paid and non-assessable shares of Common Stock (subject to adjustment as described in “—Anti-Dilution Adjustments” below) per share of Preferred Stock and a cash payment in lieu of any fractional shares of Common Stock. Prior to the effectiveness of the Actions, shares of Preferred Stock are not convertible.

Mandatory Conversion

On or after the first anniversary of the original issue date, the Company will have the option to cause all Preferred Shares to be converted into Common Stock so long as the volume-weighted average Common Stock price for the 10 day trading period ending on the second trading day immediately preceding the Company’s notice of conversion equals or exceeds 150% of the then applicable conversion price (a “Mandatory Conversion Option”). Upon exercise of its Mandatory Conversion Option, the Company may, at its option, settle in cash or in shares of Common Stock. Upon exercise of a Mandatory Conversion Option, all rights of the holders of Preferred Stock will terminate except for the right to receive the whole shares of Common Stock issuable upon conversion with a cash payment in lieu of any fractional shares. Customary notice provisions as set forth in the Certificate of Designations apply.

Conversion upon a Change of Control

If (i) subject to certain exceptions, a person or a group obtains beneficial ownership of more than 50% of the voting power of the Company, other than any transaction in which the persons that beneficially owned, directly or indirectly, a majority of the voting power of all outstanding classes of shares of capital stock of the Company immediately prior to such transaction beneficially own, directly or indirectly, shares representing a majority of the total voting power of all outstanding classes of shares of the continuing or surviving person or the ultimate resulting parent entity immediately after the transaction; or (ii) the Company consummates any consolidation, merger or share exchange of the Company or any sale, lease or other transfer of all or substantially all of the consolidated assets of the Company and its subsidiaries, taken as a whole, to any person other than one or more of the Company’s subsidiaries, in each case pursuant to which the Common Stock will be converted into, or receive a distribution of the proceeds in, cash, securities or other property, other than any such consolidation, merger, share exchange or similar extraordinary transaction in which the persons that beneficially owned, directly or indirectly, capital stock immediately prior to such transaction beneficially own, directly or indirectly, shares representing a majority of the total voting power of all outstanding classes of shares of the continuing or surviving person or the ultimate resulting parent entity immediately after the transaction, each holder of Preferred Stock has the option to require the Company (or its successor) to purchase, any or all of its Preferred Stock at a purchase price per share, payable at the Company’s option in any combination of cash or shares of Common Stock, of 101% of the liquidation preference, plus all accumulated dividends.

Anti-Dilution Adjustments

The conversion rate of the Preferred Stock is subject to certain customary anti-dilution adjustments. These anti-dilution adjustments, as described in the Certificate of Designations, will apply if:

(i)	the Company exclusively issues shares of Common Stock as a dividend or distribution on all shares of Common Stock, or if the Company effects a share split or share combination;

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(ii)	the Company or one or more of its Subsidiaries purchases Common Stock pursuant to a tender offer or an exchange offer by the Company or a subsidiary of the Company for all or any portion of the Common Stock, if the cash and value of any other consideration included in the payment per share of Common Stock validly tendered or exchanged exceeds the closing price of the Common Stock on the trading day next succeeding the last day on which tenders or exchanges may be made pursuant to such tender or exchange offer;

(iii)	the Company makes distributions to all or substantially all holders of Common Stock consisting of its cash, capital stock, evidence of indebtedness or other assets, excluding (a) dividends or distributions referred to in clause (i) above, (b) rights, options or warrants distributed in connection with a stockholder rights plan or (c) a transaction as to which clause (iv) below shall apply; and

(iv)	the Company effects a transaction in which its subsidiary ceases to be a subsidiary of the Company by reasons of by reason of the distribution of such subsidiary’s equity securities to holders of Common Stock, whether by means of a spin-off, split-off, redemption, reclassification, exchange, stock dividend, share distribution, rights offering or similar transaction, in which case the conversion price in effect immediately prior to the close of business on the fifth full trading day immediately following, and including, the effective date of such transaction.

In addition to the adjustments provided above, to the extent permitted by applicable law and subject to the applicable rules of the NYSE, the Company may (but is not required to) from time to time reduce the conversion price for a period of at least 20 business days or longer if the increase is irrevocable during such period and the Board determines that such increase would be in the Company’s best interest.

Board Representation

Holders of the Preferred Stock will have the right to elect two additional members to the Company’s Board in the event that dividends payable on the Preferred Stock are in arrears for six or more quarterly periods.

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POSSIBLE EFFECTS OF THE ISSUANCE

Effect on Trading Price

The Issuance may have a positive or negative effect on the trading price of Common Stock.

In connection with the Issuance, we entered into the Investment Agreement, which provided the Purchaser the right to demand the Company use commercially reasonable efforts to prepare and file with the SEC, at the Company’s sole cost and expense, a Registration Statement on Form S-3 relating to the resale by the Purchaser of the Common Stock into which the Preferred Shares may be converted, provided that the Company is then eligible to utilize Form S-3. These registration rights, if exercised, will facilitate the resale of shares of the Common Stock into which the Preferred Stock is convertible into the public market and, if the Purchaser converts and sells shares, increase the number of shares of Common Stock available for public trading. The potential that the Purchaser would resell the shares of Common Stock on an as-converted basis could create a market overhang that could exert downward pressure on the trading price of the Common Stock.

Dilution

The Preferred Stock is convertible into shares of Common Stock (as described in “Description of the Issued Securities—Conversion” above). As a result of the conversion of any issued and outstanding Preferred Stock, our existing shareholders will own a smaller percentage of our outstanding Common Stock. Based on the capitalization of the Company as of December 3, 2017, and the initial conversion rate of 50.78 shares of Common Stock per share of Preferred Stock, the conversion of all shares of Preferred Stock would result in the holders thereof owning approximately 24% of our outstanding Common Stock after giving effect to such conversion. This would amount to a dilution of approximately 24% to existing holders of Common Stock. Further, additional shares of Common Stock may be issuable pursuant to certain other features of the Preferred Stock, with such issuances being further dilutive to existing holders of Common Stock.

If Preferred Stock is converted into Common Stock, holders of such converted Common Stock will be entitled to the same dividend and distribution rights as holders of the Common Stock currently authorized and outstanding. As such, another dilutive effect resulting from the conversion of any issued and outstanding shares of Preferred Stock will be a dilution to dividends and distributions. For more information, see “Description of the Issued Securities” above.

Board Nominations

Whenever dividends on the Preferred Stock are in arrears for six or more quarters, the holders of Preferred Stock are entitled to elect two additional directors to the Company’s Board. As a result, the potential presence of directors on the Board elected by the Purchaser or elected by the holders of Preferred Stock would enable the Purchaser or the holders of Preferred Stock to influence the composition of the Board and, in turn, potentially influence and impact future actions taken by the Board.

Rights of Investors

The rights and privileges associated with the Common Stock issued upon conversion of any issued and outstanding Preferred Stock (and any additional shares of Common Stock that are issued pursuant to the terms of the Preferred Stock) will be identical to the rights and privileges associated with the Common Stock held by our existing holders of Common Stock, including voting rights. Upon completion of any conversion, all rights with respect to any issued Preferred Stock will terminate, and all shares of Preferred Stock will be cancelled and no further dividends will accrue thereon.

12

Reservation of Common Stock for Issuance

Holders of Common Stock will not realize any dilution in their ownership or voting rights solely as a result of the reservation of any shares of Common Stock for issuance upon conversion of the Preferred Stock or for issuance of additional shares of Common Stock pursuant to certain other features of the Preferred Stock or any increase in authorized shares of Common Stock due to the Issuance, but will experience dilution to the extent additional shares of Common Stock are issued in the future as described above.

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VOTE REQUIRED AND INFORMATION ON MAJORITY STOCKHOLDER

Each share of Class A common stock entitles the registered holder thereof to one vote on all matters presented to stockholders for a vote generally, including the election of directors. Each share of our Class B common stock held by the Garcia Parties (including the Majority Stockholder) entitles its holder to ten votes on all matters to be voted on by stockholders generally, including the election of directors, for so long as the Garcia Parties maintain, in the aggregate, direct or indirect beneficial ownership of at least 25% of the outstanding shares of Class A common stock (determined on an as-exchanged basis). Each other share of our Class B common stock entitles its holder to one vote on all matters to be voted on by stockholders generally, including the election of directors. The Class A common stock and Class B common stock vote as a single class on all matters except as required by law or the Certificate of Incorporation.

As of the date of the Written Consent and the Record Date, the Company had (i) 16,070,675 shares of Common Stock issued and outstanding and entitled to vote, which are entitled to one vote per share; and (ii) 116,686,826 shares of Class B common stock outstanding, which are entitled to one vote per share except for the shares of Class B common stock held by the Garcia Parties (including the Majority Stockholder), which are entitled to ten votes per share. On December 3, 2017, the Majority Stockholder’s holdings were as follows:

Name of Beneficial Holder	Number of Shares of Class A Common Stock	Percent of Class Outstanding	Number of Shares of Class B Common Stock	Percent of Class Outstanding	Percent of Combined Voting Power
Ernest C. Garcia, II (1)	1,464,517	10%	70,349,223	60%	70%

(1)	This number includes 1,464,517 shares of our Class A common stock that Mr. Garcia purchased through Verde Investments, Inc., of which Mr. Garcia is the 100% owner, which represents approximately 9% of our outstanding Class A common stock. This number includes 60,937,458 shares of Class B common stock owned directly by Mr. Garcia and 9,411,765 shares of Class B common stock owned by DriveTime Sales and Finance Company LLC. Mr. Garcia is the chairman of the board of directors and largest stockholder of DriveTime, of which DriveTime Sales and Finance Company LLC is a wholly owned subsidiary. This number excludes 70,349,223 shares of Class A common stock issuable in exchange for LLC Units held by Mr. Garcia. These shares of Class A common stock represent approximately 51% of the shares of Class A common stock that would be outstanding if all outstanding LLC Units were exchanged and all outstanding shares of Class B common stock were converted at that time.

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SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND

CERTAIN SHAREHOLDERS

We have provided stock ownership tables below that contain certain information about shareholders whom we believe, in each case as of the Record Date, are the beneficial owners of more than 5% of our outstanding Class A common stock or Class B common stock, as well as information regarding stock ownership by our directors, named executive officers and our directors and executive officers as a group. Except as described below, as of the Record Date, we know of no person that beneficially owns more than 5% of our outstanding Class A common stock or Class B common stock, based solely upon filings made with the SEC.

Each share of Class A common stock entitles the registered holder thereof to one vote on all matters presented to stockholders for a vote generally, including the election of directors. Each share of our Class B common stock held by the Garcia Parties entitles its holder to ten votes on all matters to be voted on by stockholders generally, including the election of directors, for so long as the Garcia Parties maintain, in the aggregate, direct or indirect beneficial ownership of at least 25% of the outstanding shares of Class A common stock (determined on an as-exchanged basis). Each other share of our Class B common stock entitles its holder to one vote on all matters to be voted on by stockholders generally, including the election of directors. The Class A common stock and Class B common stock vote as a single class on all matters except as required by law or the Certificate of Incorporation.

The number of shares beneficially owned by each stockholder is determined under rules promulgated by the SEC under which beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of the Record Date, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. However, in computing the number of shares of Class A common stock beneficially owned by an individual or entity, we do not include LLC Units that are exchangeable into Class A common stock, held by such individual or entity because the voting rights represented by the LLC Units are reflected in the shares of Class B common stock reported for such individual or entity.

Beneficial Security Ownership of More Than 5% of the Company’s Class A Common Stock and Class B Common Stock

The table below presents certain information as of December 3, 2017 (the Record Date) regarding the persons known to us to be the beneficial owner of more than 5% of the outstanding shares of Class A common stock and Class B common stock, with percentages based on 16,070,675 shares of Class A common stock outstanding and 116,686,826 shares of Class B common stock outstanding. We have omitted percentages of less than one percent from the table.

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Name and Address of Beneficial Owner	Number of Shares of Class A Common Stock		Percent of Class Outstanding	Number of Shares of Class B Common Stock		Percent of Class Outstanding	Percent of Combined Voting Power
Melvin Capital Management LP; Melvin Capital Master Fund Ltd. (collectively, “Melvin”) 527 Madison Avenue, 25th Floor New York, NY 10022	1,100,000	(1)	7%	—		—	—
CVAN Holdings, LLC 227 W. Monroe, Suite 4800 Chicago, IL 606061	—		—	13,795,376	(2)	12%	1%
Verde Investments, Inc.; Ernest C. Garcia II; DriveTime Sales and Finance Company, LLC (“Verde”) 1720 W. Rio Salado Parkway, Suite A Tempe, AZ 85281	1,464,517	(3)	9%	70,349,223		60%	70%
Park West Asset Management LLC; Peter S. Park 900 Larkspur Landing Circle, Suite 165 Larkspur, California 94939	831,032	(4)	5%	—		—	—
FMR LLC; Abigail P. Johnson; Fidelity Advisor Growth Opportunities Fund 245 Summer Street Boston, Massachusetts 02210	1,714,963	(5)	11%	—		—	—
Elk Creek Partners, LLC 44 Cook St., Suite 705 Denver, CO 80206	846,337	(6)	5%	—		—	—
Abrams Bison Partners, L.P.; Abrams Bison Investments, L.L.C.; Gavin Abrams (“Abrams”) 3 Bethesda Metro Center, Suite 1250 Bethesda, MD 20814	2,500,000	(7)	16%	—		—	—
DDFS Partnership LP, a Delaware limited partnership 2100 Ross Avenue, Suite 3300 Dallas, Texas 75201	5,077,560	(8)	24%	—		—	—
Goodnow Investment Group, LLC; Bradley Purcell; Randall Heck 9 Old King’s Highway South Darien, CT 06820	976,166	(9)	6%	—		—	—
683 Capital Management, LLC; 683 Capital Partners, LP; Ari Zweiman 3 Columbus Circle, Suite 2205, New York, NY 10019	1,198,804	(10)	7%	—		—	—

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(1)	Melvin Capital Management LP reports shared voting and dispositive power with respect to 1,100,000 shares of Class A common stock consisting of: (i) 609,260 shares of Class A common stock held by Melvin Capital Master Fund Ltd. (“Melvin Master”), (ii) 148,367 shares of Class A common stock held by Melvin Capital Onshore LP (“Melvin Onshore”) and (iii) 242,373 shares of Class A common stock held by one or more managed accounts. This number also includes options to purchase 100,000 shares of Class A common Stock held by by Melvin Master, Melvin Onshore and one or more managed accounts. Melvin Capital Management LP is the investment manager to Melvin Master, Melvin Onshore and the managed accounts. This information is based on Amendment No. 1 to Schedule 13G filed with the SEC by Melvin on August 15, 2017 and Form 4 filed on August 17, 2017.

(2)	CVAN Holdings, LLC is indirectly controlled by Mark Walter. This number excludes 13,795,376 shares of Class A common stock issuable in exchange for Class A Common Units of Carvana Group, LLC held by CVAN Holdings, LLC. These shares of Class A common stock represent approximately 10% of the shares of Class A common stock that would be outstanding if all outstanding LLC Units of Carvana Group, LLC were exchanged and all outstanding shares of Class B common stock were converted at that time.

(3)	This number includes 1,464,517 shares of our Class A common stock that Mr. Garcia purchased through Verde Investments, Inc., of which Mr. Garcia is the 100% owner. This number includes 60,937,458 shares of Class B common stock owned directly by Mr. Garcia and 9,411,765 shares of Class B common stock owned by DriveTime Sales and Finance Company LLC. Mr. Garcia is the chairman of the board of directors and largest stockholder of DriveTime, of which DriveTime Sales and Finance Company LLC is a wholly owned subsidiary. This number excludes 70,349,223 shares of Class A common stock issuable in exchange for LLC Units held by Mr. Garcia. These shares of Class A common stock represent approximately 51% of the shares of Class A common stock that would be outstanding if all outstanding LLC Units were exchanged and all outstanding shares of Class B common stock were converted at that time. Verde Investments Inc. reports ownership of 1,464,517 Class A common shares. Mr. Garcia reports ownership of 0 Class A common shares and 60,937,458 Class B common shares. DriveTime Sales reports ownership of 0 Class A common shares and 9,411,765 Class B common shares. This information is based on Amendment No. 1 to Schedule 13D filed with the SEC by Verde on May 12, 2017.

(4)	Park West Asset Management LLC and Peter S. Park report sole voting and dispositive power with respect to 831,032 shares of Common Stock consisting of: (a) 736,631 shares of Common Stock held by Park West Investors Master Fund, Limited and (b) 94,401 shares of Common Stock held by Park West Partners International, Limited. This information is based on the Schedule 13G filed with the SEC by on June 16, 2017.

(5)	FMR LLC reports sole power to dispose or direct the disposition of 1,714,963 Common Shares. This information is based on the Schedule 13G filed with the SEC by on June 12, 2017.

(6)	Elk Creek Partners, LLC reports sole power to dispose or direct the disposition of 846,337 shares. This information is based on the Schedule 13G filed with the SEC by on May 9, 2017.

(7)	Abrams reports sole voting and dispositive power for 2,500,000 Common Shares. This information is based on the Schedule 13G filed with the SEC on May 9, 2017.

(8)	This number includes the shares of Common Stock issuable upon conversion of the Preferred Stock in accordance with the Certificate of Designations.

(9)	Goodnow Investment Group, LLC, Bradley Purcell and Randall Heck report shared voting and dispositive power with respect to these shares. This information is based on Schedule 13G filed with the SEC by Goodnow Investment Group, LLC on December 21, 2017.

(10)	683 Capital Management, LLC, 683 Capital Partners, LP, Ari Zweiman report shared voting and dispositive power with respect to these shares, which are held directly by 683 Capital Management, LP and consist of 793,104 shares of Class A Common Stock and options to purchase 405,700 shares of Class A Common Stock. 683 Capital Management, LLC is the investment manager of 683 Capital Partners, LP and Ari Zweiman is the managing member of 683 Capital Management, LLC. This information is based on Schedule 13G filed with the SEC by these reporting persons on December 22, 2017.

Beneficial Security Ownership of Directors and Executive Officers

The table below presents certain information as of December 3, 2017 (the Record Date) regarding shares of Common Stock and Class B common stock held by our directors, each of our named executive officers and all directors and executive officers as a group. Percentages are based on 16,070,675 shares of Class A common stock outstanding and 116,686,826 shares of Class B common stock outstanding. We have omitted percentages of less than one percent from the table.

The address of each director and named executive officer listed below is: c/o Carvana Co., 1930 W. Rio Salado Parkway, Tempe, Arizona 85281.

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Name of Beneficial Owner	Number of Shares of Class A Common Stock	Percent of Class A Common Stock Outstanding	Number of Shares of Class B Common Stock	Percent of Class B Common Stock Outstanding	Percent of Combined Voting Power
Executive Officers and Directors
Ernie Garcia, III(1)	383,333	2%	27,568,526	24%	27%
Benjamin Huston(2)	—	—	—	—
Mark Jenkins(3)	—	—	—	—	—
Michael Maroone	30,000	—	—	—	—
Ira Platt (4)	22,500	—	788,359	1%	—
Dan Quayle	—	—	—	—	—
Greg Sullivan	—	—	—	—	—
All executive officers and directors (5) (10 individuals)	439,333	3%	28,356,886	24%	27%

(1)	This number includes 3,664,526 shares of Class B common stock owned directly by Mr. Garcia, 11,952,000 shares of Class B common stock owned by the Ernest Irrevocable 2004 Trust III, of which Mr. Garcia is the sole beneficiary, and 11,952,000 shares of Class B common stock owned by the Ernest C. Garcia III Multi-Generational Trust III, of which Mr. Garcia is a beneficiary together with his children. While Ernest Garcia, II is the investment trustee over both of the trusts, the trusts are each irrevocable and he is not a beneficiary. This number excludes 27,568,526 shares of Class A common stock issuable in exchange for LLC Units held by Mr. Garcia. These shares of Class A common stock represent approximately 20% of the shares of Class A common stock that would be outstanding if all outstanding LLC Units were exchanged and all outstanding shares of Class B common stock were converted at that time.

(2)	This number excludes 1,010,735 shares of Class A common stock issuable in exchange for LLC Units held by Mr. Huston, based on an assumed public offering price of $17.91 per share (the last reported sale price of our Class A common stock on the NYSE on December 1, 2017). These shares of Class A common stock represent approximately 1% of the shares of Class A common stock that would be outstanding if all outstanding LLC Units were exchanged and all outstanding shares of Class B common stock were converted at that time.

(3)	This number excludes 1,010,735 shares of Class A common stock issuable in exchange for LLC Units held by Mr. Jenkins, based on an assumed public offering price of $17.91 per share (the last reported sale price of our Class A common stock on the NYSE on December 1, 2017). These shares of Class A common stock represent approximately 1% of the shares of Class A common stock that would be outstanding if all outstanding LLC Units were exchanged and all outstanding shares of Class B common stock were converted at that time.

(4)	This number includes 2,500 shares of Class A common stock held directly and jointly by Mr. Platt’s parents.

(5)	This number excludes 3,511,334 shares of Class A common stock issuable in exchange for LLC Units held by our executive officers and directors, based on an assumed public offering price of $17.91 per share (the last reported sale price of our Class A common stock on the NYSE on December 1, 2017). These shares of Class A common stock represent approximately 3% of the shares of Class A common stock that would be outstanding if all outstanding LLC Units were exchanged and all outstanding shares of Class B common stock were converted at that time.

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INTERESTS OF CERTAIN PERSONS

No directors or officers of the Company purchased any shares of Preferred Stock in the transactions described in this Information Statement, nor do any directors or officers of the Company beneficially own any shares of Preferred Stock.

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OTHER MATTERS

Proposals by Security Holders

No shareholder proposals are included in this Information Statement.

Effective Dates

The Actions will take effect on January [•], 2018, which is 20 calendar days following the date we first mail this Information Statement to our shareholders. The consummation of the purchase and sale of the shares of Preferred Stock pursuant to the Investment Agreement (the Closing) occurred on December 5, 2017.

Expenses

We will bear all costs related to this Information Statement. We will reimburse brokerage houses and other custodians, nominees, trustees and fiduciaries representing beneficial owners of shares for their reasonable out-of-pocket expenses for forwarding this Information Statement to such beneficial owners.

Dissenters’ Rights of Appraisal

None of the DGCL, our Certificate of Incorporation or our Bylaws provides holders of our capital stock with dissenters’ or appraisal rights in connection with the Actions described in this Information Statement.

Householding

We are sending this Information Statement to each shareholder of record. We have elected not to take advantage of the SEC’s householding rules that allow us to deliver a single set of materials to shareholders of record who share the same address. If you are a beneficial owner, your broker or other nominee may continue to send a single Information Statement to your household. Please contact your broker or other nominee if you wish to adjust your preferences regarding the delivery of materials from the Company.

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WHERE YOU CAN FIND MORE INFORMATION

The SEC maintains a website that contains reports, proxy and information statements and other information regarding us and other issuers that file electronically with the SEC at www.sec.gov. Our quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the SEC’s website. Shareholders may also read and copy materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

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INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” into this Information Statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this Information Statement, and information that we file later with the SEC will automatically update and supersede this information. Therefore, you should check for reports that we may have filed with the SEC after the date of this Information Statement. We incorporate by reference the following filings (except for information therein furnished to the SEC that is not deemed to be “filed” for purposes of the Exchange Act):

•	The Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2017 and September 30, 2017, filed on August 8, 2017 and November 7, 2017, respectively; and

•	The Company’s Current Reports on Form 8-K, filed on May 3, 2017, June 6, 2017, August 8, 2017, November 7, 2017, December 4, 2017 and December 5, 2017.

Any statement contained in this Information Statement or in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in any subsequently filed document which is incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

This Information Statement, or information incorporated by reference herein, contains summaries of certain agreements that we have filed as exhibits to various SEC filings, as well as certain agreements that we entered into in connection with the transactions discussed herein. The descriptions of the agreements contained in this Information Statement or information incorporated by reference herein do not purport to be complete and are subject to, or qualified in their entirety by reference to, the definitive agreements. You can obtain the documents incorporated by reference in this Information Statement through our website, www.investors.carvana.com, and from the SEC at its website, www.sec.gov, or by contacting our Investor Relations at investors@carvana.com. Copies of the definitive agreements will also be made available to you without charge by contacting our Investor Relations at investors@carvana.com.

By Order of the Board of Directors,

/s/ Ernie Garcia, III Ernie Garcia, III
Chairman of the Board of Directors of Carvana Co.

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Annex A

CARVANA CO.

CONSENT IN LIEU OF A

SPECIAL MEETING OF THE STOCKHOLDERS

December 3, 2017

The undersigned, being the holder of at least a majority of the issued and outstanding shares of Class B Common Stock and a majority of the voting power (the “Majority Stockholder”) of Carvana Co., a Delaware corporation (the “Corporation”), in lieu of holding a special meeting of the stockholders of the Corporation, hereby takes the following actions and adopts the following resolutions by written consent pursuant to the Amended and Restated Bylaws of the Corporation (the “Bylaws”) and Section 228(a) of the General Corporation Law of the State of Delaware:

ISSUANCE OF CLASS A CONVERTIBLE PREFERRED STOCK

WHEREAS, the board of directors of the Corporation (the “Board”) has approved entry into that certain Investment Agreement, to be dated on or about December 4, 2017 with DDFS Partnership LP (the “Investor”), pursuant to which the Investor will agree to purchase 100,000 shares (the “Preferred Shares”) of the Corporation’s Class A Convertible Preferred Stock, par value $0.01 per share (the “Investment Agreement”).

WHEREAS, the Investor will have the right to convert the Preferred Shares into a number of shares of Class A Common Stock of the Corporation (“Common Stock”) that may be equal to or in excess of 20% of the number of shares of Common Stock issued and outstanding before the issuance of the Preferred Shares, in accordance with that certain Certificate of Designations, Preferences, Powers and Rights dated on or about December 4, 2017 (the “Certificate of Designations”) and the Investment Agreement.

WHEREAS, pursuant to New York Stock Exchange (“NYSE”) Rule 312.03(c), the Corporation is required to obtain approval from holders of at least a majority of the issued and outstanding shares of common stock prior to the issuance of securities convertible into Common Stock if the number of shares of Common Stock to be issued upon conversion is equal to or in excess of 20% of the number of shares of Common Stock issued and outstanding before the issuance of securities convertible into Common Stock.

WHEREAS, the Board has approved and recommended to the Majority Shareholder for approval of the issuance of the Preferred Shares and the issuance of the Common Stock issuable upon conversion of the Preferred Shares as contemplated by the Investment Agreement and Certificate of Designations.

WHEREAS, the Majority Stockholder has deemed it advisable and in the best interest of the Corporation to issue the Preferred Shares and Common Stock issuable upon conversion of the Preferred Shares in accordance with the Investment Agreement and Certificate of Designations.

NOW THEREFORE, BE IT RESOLVED, that the issuance of Preferred Shares and Common Stock issuable upon conversion of the Preferred Shares contemplated by the Investment Agreement and Certificate of Designations attached hereto as Exhibit A be, and hereby is, approved in all respects including, to the extent applicable, for purposes of NYSE Rule 312.03(c).

MISCELLANEOUS

RESOLVED, that facsimile or photostatic copies of signatures to this consent shall be deemed to be originals and may be relied on to the same extent as the originals.

FURTHER RESOLVED, that the actions taken by this written consent shall have the same force and effect as if taken at a special meeting of the stockholders duly called and constituted pursuant to the Bylaws and the laws of the State of Delaware.

*        *        *         *        *

2

IN WITNESS WHEREOF, the undersigned has executed this written consent in lieu of a special meeting of the stockholders of Carvana Co. as of the date first written above.

By:	/s/ Ernest C. Garcia, II
Name:	Ernest C. Garcia, II

Carvana Co. - Written Majority Stockholder Consent - Convertible Preferred Stock

Exhibit A

CERTIFICATE OF DESIGNATIONS, PREFERENCES, POWERS

AND RIGHTS

OF

CLASS A CONVERTIBLE PREFERRED STOCK

OF

CARVANA CO.

Pursuant to Section 151(g) of the General Corporation Law of the State of Delaware (the “DGCL”), CARVANA CO., a Delaware corporation (the “Corporation”), certifies that, pursuant to the authority conferred upon its Board by the Certificate of Incorporation, as amended, of the Corporation, the Board on December 5, 2017 adopted the following resolution creating a series of Preferred Stock:

RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of the Corporation by the provisions of ARTICLE FOUR of the Certificate of Incorporation of the Corporation, and in accordance with the provisions of Section 151 of the DGCL, the Board hereby creates and provides for the issue of a series of Preferred Stock, with an initial stated value of $1,000.00 per share, of the Corporation to be known and designated as Class A Convertible Preferred Stock, and that the designation and number of shares, and the relative rights, powers, preferences, and limitations thereof (in addition to the provisions set forth in the Certificate of Incorporation of the Corporation, as amended, that are applicable to Preferred Stock generally) shall be as follows:

A.     Certain Definitions. When used in this Certificate of Designations, the following terms shall have the meanings specified:

“10 Day VWAP” means the average of the VWAP per share of Common Stock for each of ten consecutive full Trading Days.

“14C Expiration Date” means the date immediately following the expiration of the 20 calendar day period commencing on the stated date of distribution to the Corporation’s stockholders in accordance with Rule 14c-2 of Regulation 14C promulgated under the Exchange Act of a definitive Information Statement on Schedule 14C filed by the Corporation with the SEC relating to the issuance of the Convertible Preferred Stock.

“Accumulated Dividends” means, with respect to any share of Convertible Preferred Stock, as of any date, the aggregate accumulated and unpaid dividends on such share from the Issue Date until such date. There shall be no Accumulated Dividends with respect to any share of Convertible Preferred Stock prior to the Issue Date.

“Board” means the board of directors of the Corporation.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Bylaws” means the Corporation’s Amended and Restated Bylaws, as may be amended from time to time.

“Capital Stock” means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) Common Stock, Preferred Stock or other equity interests issued by the Corporation, any Subsidiary of the Corporation or any other Person, as applicable.

“Certificate of Incorporation” means the Corporation’s Amended and Restated Certificate of Incorporation, as it may be amended from time to time.

“Change of Control” means the occurrence of one of the following:

(i)     a “person” or “group” within the meaning of Section 13(d) of the Exchange Act obtains direct or indirect ultimate beneficial ownership of Voting Stock representing more than 50% of the voting power of the outstanding Voting Stock, other than any transaction in which the Persons that beneficially owned, directly or indirectly, Voting Stock immediately prior to such transaction beneficially own, directly or indirectly, shares representing a majority of the total voting power of all outstanding classes of shares of the continuing or surviving Person or the ultimate resulting parent entity immediately after the transaction; or

(ii)     consummation of any consolidation, merger or share exchange of the Corporation or any sale, lease or other transfer of all or substantially all of the consolidated assets of the Corporation and its Subsidiaries, taken as a whole, to any Person other than one or more of the Corporation’s Subsidiaries, in each case pursuant to which the Common Stock will be converted into, or receive a distribution of the proceeds in, cash, securities or other property, other than any such consolidation, merger, share exchange or similar extraordinary transaction in which the Persons that beneficially owned, directly or indirectly, Voting Stock immediately prior to such transaction beneficially own, directly or indirectly, shares representing a majority of the total voting power of all outstanding classes of shares of the continuing or surviving Person or the ultimate resulting parent entity immediately after the transaction.

“Change of Control Effective Date” has the meaning set forth in Section I.1.

“Change of Control Exchange” has the meaning set forth in Section I.1.

“Class B Common Stock” means the Corporation’s Class B common stock, par value $0.001 per share.

“Closing Price” of the Common Stock on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price, of the shares of the Common Stock on the NYSE on such date. If the Common Stock is not traded on the NYSE on any date of determination, the Closing Price of the Common Stock on such date of determination means the closing sale price as reported in the composite transactions for the principal United States securities exchange or automated quotation system on which the Common Stock is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal United States securities exchange or automated quotation system on which the Common Stock is so listed or quoted, or if the Common Stock is not so listed or quoted on a United States securities exchange or automated quotation system, the last quoted bid price for the Common Stock in the over-the-counter market as reported by OTC Market Group, Inc. or any similar organization, or, if that bid price is not available, the market price of the Common Stock on that date as determined by a nationally recognized investment banking firm (unaffiliated with the Corporation) retained by the Corporation for such purpose.

“Common Stock” means the Corporation’s Class A Common Stock, par value $0.001 per share.

“Conversion Date” means the date on which a Holder complies with the procedures in Section H.1, with regard to shares of Convertible Preferred Stock subject to such conversion.

“Conversion Price” means, for each share of Convertible Preferred Stock, $19.6945, subject to adjustment as set forth herein.

“Convertible Preferred Stock” has the meaning set forth in Section B.

“Constituent Person” has the meaning set forth in Section K.1.

“Current Market Price” means, for each share of Common Stock as of any applicable Record Date for any issuance, distribution, dividend or other action, the arithmetic average of the VWAP per share of Common Stock for each of the five consecutive full Trading Days ending on the Trading Day immediately preceding the Record Date with respect to such issuance, distribution, dividend or other action, as the case may be, appropriately adjusted to take into account the occurrence during such period of any event described in Section J.

“Distributed Property” has the meaning set forth in Section J.3.

“Dividend Payment Date” means March 15, June 15, September 15 and December 15 of each year, commencing on March 15, 2018.

“Distribution Transaction” means any transaction by which a Subsidiary of the Corporation ceases to be a Subsidiary of the Corporation by reason of the distribution of such Subsidiary’s equity securities to holders of Common Stock, whether by means of a spin-off, split-off, redemption, reclassification, exchange, stock dividend, share distribution, rights offering or similar transaction.

“Dividend Period” means the period from, and including, each Dividend Payment Date to, but excluding, the next succeeding Dividend Payment Date, except for the initial “Dividend Period,” which shall be the period from, and including, the Issue Date to, but excluding, March 15, 2018.

“Dividend Rate” means the rate per annum of 5.5% per share of Convertible Preferred Stock on the Liquidation Preference.

“Dividend Record Date” means, with respect to any Dividend Payment Date, the March 1, June 1, September 1 or December 1, as the case may be, immediately preceding such Dividend Payment Date.

“Equivalent Securities” means a number of shares of Common Stock calculated by dividing the amount of the Change of Control Price to be paid in Equivalent Securities by the 10 Day VWAP ending on the second Trading Day immediately preceding the Change of Control.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Exchange Agreement” means the Exchange Agreement, dated April 27, 2017, by and among the Corporation, Carvana Group LLC, Carvana Co. Sub LLC and the holders of the LLC Units party thereto.

“Exchange Property” has the meaning set forth in Section K.1.

“Expiration Date” has the meaning set forth in Section J.2.

“Fair Market Value” means:

(i)     with respect to any asset constituting cash or cash equivalents, the amount of such cash or cash equivalents, and

(ii)     with respect to any security or other property (other than cash or cash equivalents), the fair market value of such security or other property, as reasonably determined by a majority of the Board or an authorized committee thereof, in each case acting in good faith.

“Holder” or “holder” means a holder of record of the Convertible Preferred Stock.

“Issue Date” means December 5, 2017, the original date of issuance of the Convertible Preferred Stock.

“Junior Securities” has the meaning set forth in Section C.

“Liquidation Preference” means $1,000.00 per share of Convertible Preferred Stock.

“Liquidation Preference Amount” has the meaning set forth in Section G.1.

“LLC Unit Exchange” means any exchange of LLC Units and, if applicable, Class B Common Stock, for Common Stock or cash pursuant to the Exchange Agreement.

“LLC Units” means the Class A common units and Class B common units of Carvana Group LLC.

“Market Disruption Event” means any of the following events:

(i)     any suspension of, or limitation imposed on, trading of the Common Stock by any exchange or quotation system on which the Closing Price is determined pursuant to the definition of the term “Closing Price” (the “Relevant Exchange”) during the one-hour period prior to the close of trading for the regular trading session on the Relevant Exchange (or for purposes of determining the VWAP per share of Common Stock, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) and whether by reason of movements in price exceeding limits permitted by the Relevant Exchange as to securities generally, or otherwise relating to the Common Stock or options contracts relating to the Common Stock on the Relevant Exchange; or

(ii)     any event that disrupts or impairs (as determined by the Corporation in its reasonable discretion) the ability of market participants during the one-hour period prior to the close of trading for the regular trading session on the Relevant Exchange (or for purposes of determining the VWAP per share of Common Stock, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) in general to effect transactions in, or to obtain market values for, the Common Stock on the Relevant Exchange or to effect transactions in, or to obtain market values for, options contracts relating to the Common Stock on the Relevant Exchange.

“Nonpayment” has the meaning set forth in Section E.3.

“Nonpayment Directors” has the meaning set forth in Section E.3.

“Nonpayment Remedy” has the meaning set forth in Section E.3.

“NYSE” means the New York Stock Exchange and its successors.

“Parity Securities” means any class or series, or any shares of any class or series, of Capital Stock of the Corporation (other than the Convertible Preferred Stock) that ranks equally with the Convertible Preferred Stock with respect to priority of dividend rights and rights on liquidation, winding up and dissolution of the Corporation (in each case, without regard to whether dividends accrue cumulatively or non-cumulatively).

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company, government or other entity.

“Preferred Stock” means the Corporation’s class of authorized Preferred Stock, $0.01 par value per share.

“Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of the Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of the Common Stock entitled to receive such cash, securities or other property (whether such date is fixed by the Board or by statute, contract or otherwise).

“Relevant Exchange” has the meaning set forth in the definition of the term “Market Disruption Event”.

“Reorganization Event” has the meaning set forth in Section K.1.

“SEC” means the Securities and Exchange Commission.

“Subsidiary” of the Corporation means:

(i)     any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees of the corporation, association or other business entity is at the time owned or controlled, directly or indirectly, by the Corporation or one or more of the other Subsidiaries of the Corporation (or a combination thereof); and

(ii)     any partnership (i) the sole general partner or the managing general partner of which is the Corporation or a Subsidiary of the Corporation or (ii) the only general partners of which are the Corporation or one or more Subsidiaries of the Corporation (or any combination thereof).

“Trading Day” means a Business Day on which the Relevant Exchange is scheduled to be open for business and on which there has not occurred a Market Disruption Event.

“Trigger Event” has the meaning set forth in Section J.4.

“Voting Stock” as of any date means the Capital Stock of the Corporation that is at the time entitled to vote in the election of the Board. For the avoidance of doubt, the Convertible Preferred Stock does not constitute Voting Stock.

“VWAP” per share of Common Stock on any Trading Day means the per share volume-weighted average price as displayed under the heading Bloomberg VWAP on Bloomberg (or, if Bloomberg ceases to publish such price, any successor service reasonably chosen by the Corporation) page “Carvana Co.” (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading on the relevant Trading Day until the scheduled close of trading on such Trading Day (or if such volume-weighted average price is unavailable, the market price of one share of Common Stock on such Trading Day determined, using a volume-weighted average method, by a nationally recognized investment banking firm (unaffiliated with the Corporation) retained by the Corporation for such purpose).

B.     Designation and Amount. The shares of the series of Preferred Stock designated hereby shall be designated as “Class A Convertible Preferred Stock” (the “Convertible Preferred Stock”), and the number of shares constituting such series shall be one-hundred thousand (100,000). Such number of shares may be decreased by resolution of the Board as provided in the Certificate of Incorporation; provided, that no decrease shall reduce the number of shares of Convertible Preferred Stock to a number less than that of the shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation exercisable for or convertible into the Convertible Preferred Stock. Shares of the Convertible Preferred Stock shall be issued in certificated form in restricted accounts at the Corporation or its transfer agent and registered in the Holders’ respective names.

C.     Ranking. The Convertible Preferred Stock shall, with respect to dividend rights and rights on the liquidation, winding up and dissolution of the Corporation, rank senior to: (i) the Common Stock, (ii) all other classes and series, and all shares of all other classes and series, of Capital Stock of the Corporation now authorized, issued or outstanding and (iii) all other classes and series, and all shares of all other classes and series, of Capital Stock of the Corporation hereafter authorized, issued or outstanding that do not not expressly rank pari passu or senior to the Convertible Preferred Stock (collectively, the “Junior Securities”).

D.    Dividends.

1.     Holders shall be entitled to receive, when, as and if declared by the Board out of funds of the Corporation legally available for payment, cumulative dividends in cash at the Dividend Rate. To the extent that the Corporation is legally permitted to pay dividends, the Corporation’s Board shall declare and the Corporation shall pay dividends in cash on each Dividend Payment Date.

Dividends on the Convertible Preferred Stock shall be payable quarterly in arrears at the Dividend Rate, and shall accumulate, whether or not earned or declared, from the most recent date to which dividends have been paid, or, if no dividends have been paid, from the Issue Date (whether or not in any Dividend Period or Periods any agreements of the Corporation prohibit the current payment of dividends, there shall be funds of the Corporation legally available for the payment of such dividends or the Corporation declares the payment of dividends), and shall be paid in cash. Dividends shall be payable in arrears on each Dividend Payment Date (commencing on March 15, 2018) to the Holders as they appear on the Corporation’s stock register at the close of business on the relevant Dividend Record Date. Accumulations of dividends on shares of Convertible Preferred Stock for any past Dividend Periods may be declared and paid at any time to Holders not more than 30 nor less than 10 calendar days immediately preceding any Dividend Payment Date and shall not bear interest.

The Corporation shall provide not less than 10 Trading Days’ notice prior to any such Dividend Payment Date. Dividends payable for any period less than a full quarterly Dividend Period (based upon the number of days elapsed during the period) shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

2.     No dividend shall be declared or paid upon, or any sum set apart for the payment of dividends upon, any outstanding share of the Convertible Preferred Stock with respect to any Dividend Period unless all dividends for all preceding Dividend Periods have been declared and paid, or declared and a sufficient sum has been set apart for the payment of such dividend, upon all outstanding shares of Convertible Preferred Stock.

3.     No dividends or other distributions (other than a dividend or distribution payable solely in shares of Junior Securities and cash in lieu of fractional shares) may be declared, made or paid, or set apart for payment upon, any Parity Securities or Junior

Securities, nor may any Parity Securities or Junior Securities be redeemed, purchased or otherwise acquired for any consideration (or any money paid to or made available for a sinking fund for the redemption of any Parity Securities or Junior Securities) by the Corporation or on behalf of the Corporation at any time when Accumulated Dividends are outstanding except by:

(i)     conversion into or exchange for shares of Junior Securities and cash solely in lieu of fractional shares of Parity Securities or Junior Securities (in the case of Parity Securities) or Junior Securities (in the case of Junior Securities);

(ii)     payments in connection with the satisfaction of employees’ tax withholding obligations pursuant to employee benefit plans or outstanding awards (and payment of any corresponding requisite amounts to the appropriate governmental authority), unless all Accumulated Dividends shall have been or contemporaneously are declared and paid, or are declared and a sum sufficient for the payment thereof is set apart for such payment, on the Convertible Preferred Stock and any Parity Securities for all dividend payment periods ending on or prior to the date of such declaration, payment, redemption, purchase or acquisition; and

(iii)     cancellation of Class B Common Stock and issuance of new Common Stock or payment of cash in connection with any LLC Unit Exchange.

Notwithstanding the foregoing, if Accumulated Dividends are outstanding on the Convertible Preferred Stock, dividends may be declared and paid on the Convertible Preferred Stock and any Parity Securities so long as the dividends are declared and paid pro rata so that the amounts of dividends declared per share on the Convertible Preferred Stock and such Parity Securities shall in all cases bear to each other the same ratio that Accumulated Dividends per share on the shares of Convertible Preferred Stock and accumulated and unpaid dividends on such Parity Securities bear to each other at the time of declaration.

4.     Holders shall not be entitled to any dividend in excess of full cumulative dividends, and shall not participate in dividends on the Common Stock.

5.     If any Dividend Payment Date falls on a day that is not a Business Day, the required payment will be on the next succeeding Business Day and no interest or dividends on such payment will accrue or accumulate as the case may be, in respect of the delay.

6.     Holders at the close of business on a Dividend Record Date shall be entitled to receive the dividend payment on those shares on the corresponding Dividend Payment Date notwithstanding the conversion of such shares in accordance with Section H.1 or Section L.1 following such Dividend Record Date or the Corporation’s default in payment of the dividend due on such Dividend Payment Date. Except as provided in Sections H, J and K, the Corporation shall make no payment or allowance for unpaid dividends, whether or not in arrears, on converted shares of Convertible Preferred Stock or for dividends on the shares of Common Stock issued upon conversion.

E.     No Voting Rights.

1.     The Convertible Preferred Stock shall have no voting rights and no right to vote as a separate class, except as required by, and cannot be waived under, the DGCL, and except that the terms and provisions of this Certificate of Designation may not be altered, amended or repealed in whole or in part, by merger or otherwise, so as to adversely affect the powers, preferences or special rights of the shares of Convertible Preferred Stock without the affirmative vote of the Holders of a majority of the outstanding shares of Convertible Preferred Stock, voting together as a separate class on an as-converted basis for the shares of Convertible Preferred Stock held by such Holder. For purposes of clarification, the Convertible Preferred Stock will not have a right to vote on any merger or consolidation in which the Holders are entitled to receive the amount and kind of consideration such Holders would have been entitled to receive if the Convertible Preferred Stock had been converted to Common Stock immediately prior to the merger or consolidation becoming effective, including the right to make an election of consideration to the same extent as the holders of Common Stock are afforded such right. The Convertible Preferred Stock does not constitute Voting Stock.

2.     So long as any shares of Convertible Preferred Stock shall be outstanding, and unless the consent or approval of a greater number of shares shall then be required by law, without first obtaining the consent, waiver or approval of the Holders of at least a majority of the shares of the Convertible Preferred Stock then outstanding, the Corporation shall not, either directly or indirectly by amendment, merger, consolidation or otherwise and any such act or transaction entered into without such consent or vote shall be null and void ab initio, and of no force or effect: (i) amend, alter, change or repeal the Certificate of Incorporation, or waive any provisions thereof, in a manner that would reasonably be expected to adversely affect the rights, preferences or powers of the Holders, (ii) amend, alter, change or repeal the rights, preferences or powers of Convertible Preferred Stock or (iii) authorize, create, increase the authorized amount of, reclassify into, Parity Securities, or any class or series, or any shares of any class or series, of Capital Stock of the Corporation ranking senior in priority to the Convertible Preferred Stock with respect to the right to dividends or preference on liquidation (including additional shares of Preferred Stock); provided, however, that for all purposes of this Section E.2, any increase in the amount of the Corporation’s authorized Convertible Preferred Stock or the creation or issuance of any shares of Junior Securities, or any increase in the amount of authorized shares of Junior Securities, shall not be deemed to materially and adversely affect the rights, preferences, privileges or voting powers of Holders as specified herein. Without the consent of the Holders, the Corporation may amend, alter, supplement or repeal any terms of the Convertible Preferred Stock by amending or supplementing the Certificate of Incorporation, this Certificate of Designations or any stock certificate representing shares of the Convertible Preferred Stock: (i) to cure any ambiguity, omission, inconsistency or mistake in any such agreement or instrument; or (ii) to make any other change that does not affect the rights, preferences, privileges or voting powers of any Holder (other than any Holder that consents to such change).

3.     Whenever dividends on any shares of Convertible Preferred Stock have not been declared and paid for the equivalent of six or more Dividend Periods (including, for the avoidance of doubt, the Dividend Period beginning on, and including, the Issue Date and ending on, but excluding, March 15, 2018), whether or not for consecutive Dividend

Periods (a “Nonpayment”), the Holders shall be entitled at the Corporation’s next special or annual meeting of stockholders to vote for, as a separate class, the election of a total of two additional members of the Board (any directors elected pursuant to this Section E.3, the “Nonpayment Directors”).

(i)     Holders representing a majority of the Convertible Preferred Stock shall have the right to designate for nomination by the Board nominees for election as Nonpayment Directors (the “Nonpayment Director Nominees”). Notwithstanding anything to the contrary, neither the Board nor any committee thereof shall be under any obligation to nominate and recommend a Nonpayment Director Nominee to the extent it determines (a “Disqualification Determination”), in good faith and after consideration of specific written advice of outside counsel (a copy of which will be provided to nominating Holders), that such recommendation would reasonably be expected to violate their duties under applicable law because (A) such nominee is unfit to serve as a director of a company listed or quoted on the primary stock exchange or quotation system on which the Corporation’s Common Stock is listed or quoted or (B) service by such nominee as a Director would reasonably be expected to violate applicable law, the NYSE Listed Company Manual or, if the Corporation is not listed on the NYSE, any comparable rule or regulation of the primary stock exchange or quotation system on which the Common Stock is listed or quoted, in which case the Corporation shall provide the Holders with a reasonable opportunity to designate an alternate Nonpayment Director Nominee.

(ii)     In the event of a Nonpayment, the number of directors then constituting the Board shall be increased by two, and the Nonpayment Directors Nominees shall be nominated for election at a special meeting of stockholders called by the Board at the request of the Holders of at least 20% of the then outstanding shares of Convertible Preferred Stock (provided that such request is received at least 90 calendar days before the date fixed for the next annual or special meeting of the stockholders, failing which such election shall be held at such next annual or special meeting of stockholders), and at each subsequent annual meeting, so long as the Holders continue to have the rights to elect a Nonpayment Director.

(iii)     For purposes of this Section E.3, whether a plurality, majority or other portion of the Convertible Preferred Stock has been voted in favor of any matter shall be determined by reference to the Liquidation Preference Amounts of the Convertible Preferred Stock voted.

(iv)     Any request to call a special meeting for the initial election of any Nonpayment Directors shall be made by written notice, signed by the requisite Holders, and delivered to the Corporation in the manner set forth in the Certificate of Incorporation or as may otherwise be required by law.

(v)     If and when all accumulated and unpaid dividends on the Convertible Preferred Stock have been paid in full, or declared and a sum sufficient for such payment shall have been set aside (a “Nonpayment Remedy”), the Holders shall immediately and, without any further action by the Corporation, be divested of the voting rights described in this Section E.3, subject to the revesting of such rights in the event of each subsequent Nonpayment.

(vi)     If such voting rights for the Holders shall have terminated, the term of office of each Nonpayment Director so elected shall terminate at such time immediately and without any further action from the Corporation and the number of directors on the Board shall automatically decrease by two.

(vii)     Any Nonpayment Director may be removed at any time without cause by the Holders (voting together as a single class), in each case, when they have the rights to elect Nonpayment Directors described in this Section E.

(viii)     In the event that a Nonpayment shall have occurred and there has not been a Nonpayment Remedy, a vacancy in the office of a Nonpayment Director (other than prior to the initial election of a Nonpayment Director) may be filled by the written consent of any Nonpayment Director remaining in office or, if none remains in office, by a vote of the Holders of a majority of the shares of the Convertible Preferred Stock then outstanding when they have the rights to elect a Nonpayment Director described in this Section E.3, subject in each case to the right of the Board to make a Disqualification Determination with respect to such replacement Nonpayment Director, in which case the applicable party shall select a different candidate acceptable to the Board. Any such vote of the Holders to remove, or to fill a vacancy in the office of, a Nonpayment Director may be taken only at a special meeting of stockholders of the Corporation, called as provided above for an initial election of a Nonpayment Director (provided that such request is received at least 90 calendar days before the date fixed for the next annual or special meeting of the stockholders of the Corporation, failing which election shall be held at such next annual or special meeting of stockholders of the Corporation).

(ix)     The Nonpayment Directors shall each be entitled to one vote per director on any matter that shall come before the Board for a vote. Each Nonpayment Director elected at any special meeting of stockholders of the Corporation or by written consent of the other Nonpayment Director shall hold office until the next annual meeting of the stockholders of the Corporation if such office shall not have previously terminated and such Nonpayment Director shall not have been removed from such office, in each case as above provided.

F.     Reacquired Shares. Any shares of Convertible Preferred Stock redeemed, purchased, or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof, and, if necessary to provide for the lawful redemption or purchase of such shares, the capital represented by such shares shall be reduced in accordance with the DGCL. The Corporation shall take all such action as are necessary to cause all such shares (and compliance with any applicable provisions of the laws of the State of Delaware) to become authorized but unissued shares of Preferred Stock and may be redesignated and reissued as part of any other series of Preferred Stock, subject to the conditions or restrictions on authorizing, or creating, or issuing any class or series, or any shares of any class or series, set forth in Section E.2.

G.     Liquidation, Dissolution, or Winding Up.

1.     In the event of any liquidation, winding-up or dissolution of the Corporation, whether voluntary or involuntary, each Holder shall be entitled to receive and to be paid out of the assets of the Corporation available for distribution to its stockholders or the proceeds thereof the Liquidation Preference plus Accumulated Dividends on the date fixed for liquidation, winding-up or dissolution (collectively, the “Liquidation Preference Amount”) in preference to the holders of, and before any payment or distribution is made on, any Junior Securities, including, without limitation, the Common Stock.

2.     Neither the sale (for cash, shares of stock, securities or other consideration) of all or substantially all the assets or business of the Corporation (other than in connection with the liquidation, winding-up or dissolution of the Corporation) nor the merger or consolidation of the Corporation into or with any other Person shall be deemed to be a liquidation, winding-up or dissolution, voluntary or involuntary, for the purposes of this Section G.

3.     After payment to the Holders of full preferential amounts provided for in this Section G, the Holders as such shall have no right or claim to any of the remaining assets of the Corporation.

4.     In the event the assets of the Corporation available for distribution to the Holders and holders of shares of Parity Securities upon any liquidation, winding-up or dissolution of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to this Section G, no such distribution shall be made on account of any shares of Parity Securities upon such liquidation, dissolution or winding-up unless proportionate distributable amounts shall be paid on account of the shares of Convertible Preferred Stock, equally and ratably, in proportion to the full distributable amounts for which Holders of all Convertible Preferred Stock and of any Parity Securities are entitled upon such liquidation, winding-up or dissolution.

H.     Conversion.

1.     Subject to the provisions of Section H.2, beginning on the 14C Expiration Date, each Holder shall have the right, at any time and from time to time, at such Holder’s option, to convert any or all of such Holder’s shares of Convertible Preferred Stock, in whole or in part, into fully paid and non-assessable shares of Common Stock at the Conversion Price. Each share of Convertible Preferred Stock shall be convertible into: (i) the number of shares of Common Stock (calculated as to each conversion to the nearest 1/10,000th of a share) determined by dividing (A) $1,000.00 by (B) the Conversion Price in effect at the close of business on the applicable Conversion Date, plus (ii) cash in lieu of fractional shares in accordance with Section J.12.

(i)     The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of the Convertible Preferred Stock, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Convertible Preferred Stock then outstanding. Any shares of Common Stock issued upon conversion of Convertible Preferred Stock: (i) shall be duly authorized, validly issued and fully paid and non-assessable, (ii) shall rank pari passu with the other shares of Common Stock outstanding from time to time and (iii) shall be approved for listing on the NYSE if shares of Common Stock generally are so listed (or the other principal United States securities exchange or automated quotation system on which the Common Stock is listed, quoted or admitted to trading, if any).

2.     A Holder must do each of the following in order to convert shares of Convertible Preferred Stock pursuant to this Section H.2:

(i)     complete and manually sign the conversion notice provided by the Corporation (the form of which is attached hereto as Exhibit A), and deliver such notice to the Corporation;

(ii)     deliver to the Corporation the certificate or certificates representing the shares of Convertible Preferred Stock to be converted;

(iii)     if required, furnish appropriate endorsements and transfer documents; and

(iv)     if required, pay any stock transfer, documentary, stamp or similar taxes.

3.     Effective immediately prior to the close of business on the Conversion Date applicable to any shares of Convertible Preferred Stock, such shares of Convertible Preferred Stock shall cease to be outstanding, and any Accumulated Dividends on such Convertible Preferred Stock shall be cancelled, other than Accumulated Dividends, if any, that have been declared but not yet paid, which shall be paid out in accordance with Section D.6. For the avoidance of doubt, any cancellation of Accumulated Dividends pursuant to this Section H.3 shall not affect the right of a converting Holder to receive shares of Common Stock pursuant to Section H.5.

4.     The Person or Persons entitled to receive the Common Stock and, to the extent applicable, cash, securities or other property issuable upon conversion of Convertible Preferred Stock on a Conversion Date shall be treated for all purposes as the record holder(s) of such shares of Common Stock and/or cash, securities or other property as of the close of business on such Conversion Date. As promptly as practicable on or after the Conversion Date and compliance by the applicable Holder with the relevant conversion procedures contained in Section H.2 (and in any event no later than three Trading Days thereafter), the Corporation shall issue the number of whole shares of Common Stock issuable upon conversion (and deliver payment of cash in lieu of fractional shares as set out in Section J.12) and, to the extent applicable, any cash, securities or other property issuable thereon. Such delivery of shares of Common Stock, securities or other property shall be made by book-entry. In the event that a Holder shall not by written notice designate the name in which shares of Common Stock (and payments of cash in lieu of fractional shares) and, to the extent applicable, cash, securities or other property to be delivered upon conversion of shares of Convertible Preferred Stock should be registered or paid, or the manner in which such shares, cash, securities or other property should be delivered, the Corporation shall be entitled to register and deliver such shares, securities or other property, and make such payment, in the name of the Holder and in the manner shown on the records of the Corporation.

5.     No adjustment to shares of Convertible Preferred Stock being converted on a Conversion Date or to the shares of Common Stock deliverable to the Holders upon the conversion thereof shall be made in respect of dividends payable to holders of the Common Stock as of any date prior to the close of business on such Conversion Date. On any Conversion Date, the Corporation shall (i) at the Corporation’s sole election, declare all or a portion of any Accumulated Dividends on the Convertible Preferred Stock in cash, out of funds of the Corporation legally available for payment of such Accumulated Dividends, in accordance with Section D and (ii) issue to the Holders converting such Preferred Stock the number of shares of Common Stock (rounded down to the nearest whole share) determined by dividing (A) the Accumulated Dividends (other than Accumulated Dividends, if any, that have been declared by the Board but not yet paid, including pursuant to prong (i) above) on such Convertible Preferred Stock being converted by (B) the 10 Day VWAP ending on the second Trading Day immediately preceding the Conversion Date.

6.     Shares of Convertible Preferred Stock converted in accordance with this Certificate of Designations, or otherwise acquired by the Corporation in any manner whatsoever, shall be retired promptly after the conversion or acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board pursuant to the provisions of the Certificate of Incorporation.

I.    Change of Control Exchange.

1.     Upon the occurrence of a Change of Control, each Holder as of the Change of Control Effective Date shall have the option, during the period beginning on the effective date of the Change of Control (the “Change of Control Effective Date”) and ending on the date that is 20 Business Days after the Change of Control Effective Date, to require the Corporation (or its successor) to purchase, out of funds legally available therefor, any or all of its shares of Convertible Preferred Stock at a purchase price per share, payable at the Corporation’s option in cash or, beginning on the 14C Expiration Date, Equivalent Securities or a combination thereof, in each case in an aggregate amount (such amount, the “Change of Control Price”) equal to 1.01 multiplied by the Liquidation Preference, plus Accumulated Dividends (a “Change of Control Exchange”).

2.     On or before the 20th Business Day prior to the date on which the Corporation anticipates consummating a Change of Control (or, if later, promptly after the Corporation discovers that a Change of Control will occur or has occurred), a written notice shall be sent by or on behalf of the Corporation, by overnight courier to the Holders as they appear in the records of the Corporation. Such notice shall contain:

(i)     the date on which the Change of Control is anticipated to be effected (or, if applicable, the date on which a Change of Control has occurred); and

(ii)     the date, which shall be 20 Business Days after the Change of Control Effective Date, by which the Holder must elect to effect a Change of Control Exchange.

3.     On the Change of Control Effective Date (or if the Corporation discovers that a Change of Control has occurred, promptly following the date of such discovery), a final written notice shall be sent by or on behalf of the Corporation, by overnight courier to the Holders as they appear in the records of the Corporation. Such notice shall contain:

(i)     the date, which shall be 20 Business Days after the Change of Control Effective Date, by which the Holder must elect to effect a Change of Control Exchange;

(ii)     the combination of cash and Equivalent Securities the Corporation intends to settle any Change of Control Exchange with;

(iii)     the purchase or exchange date for such shares, which shall be no less than 10 and no greater than 20 Business Days from the date by which the Holder must elect to effect a Change of Control Exchange; and

(iv)     the instructions a Holder must follow to effect a Change of Control Exchange in connection with such Change of Control.

4.     To exercise a Change of Control Exchange, a Holder must, no later than 5:00 p.m., New York City time, on the date by which such election must be made, surrender to the Corporation the certificates representing the shares of Convertible Preferred Stock to be sold or exchanged and indicate in writing that it is electing to effect a Change of Control Exchange pursuant to Section I(i) or Section I(ii), as applicable.

5.     Upon a Change of Control Exchange, the Corporation shall deliver or cause to be delivered to the Holder the amount of cash and Equivalent Securities to to be delivered to such Holder in exchange for its shares of Convertible Preferred Stock.

6.     If a Holder does not elect to effect a Change of Control Exchange pursuant to this Section I with respect to all of its shares of Convertible Preferred Stock, the shares of Convertible Preferred Stock held by it and not surrendered for exchange will remain outstanding until otherwise subsequently converted, redeemed, reclassified or canceled.

7.     In the event that a Change of Control Exchange is effected with respect to shares of Convertible Preferred Stock representing less than all the shares of Convertible Preferred Stock held by a Holder, upon such Change of Control Exchange, the Corporation shall execute and deliver to such Holder, at the expense of the Corporation, a certificate evidencing the shares of Convertible Preferred Stock held by the Holder as to which a Change of Control Exchange was not effected.

8.     No fractional shares of Common Stock will be delivered to the Holders upon any Change of Control Exchange that the Corporation has elected to settle, in whole or in part, with Equivalent Securities. In lieu of fractional shares otherwise issuable, the Holders will be entitled to receive, at the Corporation’s sole discretion, either: (i) an amount in cash equal to the fraction of a share of Common Stock multiplied by the 10 Day VWAP ending on the second Trading Day immediately preceding the Change of Control or (ii) one additional whole share of Common Stock.

J.     Anti-Dilution Adjustments. The Conversion Price will be subject to adjustment, without duplication, under the following circumstances, except that the Corporation shall not make any adjustment to the Conversion Price in respect of any dividend or distribution covered by this Section J to the extent a Holder participates in such dividend or distribution equally and ratably on an as-converted basis for the shares of Convertible Preferred Stock held by such Holder.

1.     In the event of an issuance of Common Stock as a dividend or distribution to all or substantially all holders of Common Stock, or a subdivision or combination of Common Stock or a reclassification of Common Stock into a greater or lesser number of shares of Common Stock, the Conversion Price shall be adjusted based on the following formula:

CP1 = CP0 × (OS0 / OS1)

CP0	=	the Conversion Price in effect immediately prior to the close of business on: (i) the Record Date for such dividend or distribution or (ii) the effective date of such subdivision, combination or reclassification

CP1	=	the new Conversion Price in effect immediately after the close of business on (i) the Record Date for such dividend or distribution or (ii) the effective date of such subdivision, combination or reclassification

OS0	=	the number of shares of Common Stock outstanding immediately prior to the close of business on: (i) the Record Date for such dividend or distribution or (ii) the effective date of such subdivision, combination or reclassification

OS1	=	the number of shares of Common Stock that would be outstanding immediately after, and solely as a result of, the completion of such event

Any adjustment made pursuant to this Section J.1 shall be effective immediately prior to the open of business on the Trading Day immediately following the Record Date, in the case of a dividend or distribution, or the effective date, in the case of a subdivision, combination or reclassification.

If any such event is declared but does not occur, the Conversion Price shall be readjusted, effective as of the date on which the Board announces that such event shall not occur, to the Conversion Price that would then be in effect if such event had not been declared.

2.     In the event that the Corporation or one or more of its Subsidiaries purchases Common Stock pursuant to a tender offer or an exchange offer (other than an exchange offer that constitutes a Distribution Transaction subject to Section J.4 or an LLC Unit Exchange) by the Corporation or a Subsidiary of the Corporation for all or any portion of the Common Stock, if the cash and value of any other consideration included in the payment per share of Common Stock validly tendered or exchanged exceeds the Closing Price of the Common Stock on the Trading Day next succeeding the last day on which tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) (the “Expiration Date”), the Conversion Price in effect immediately prior to the close of business on the fifth full Trading Day immediately following, and including, the Conversion Price shall be adjusted based on the following formula:

CP1 = CP0 × [(SP1 × OS0) / (FMV + (SP1 × OS1))]

CP0	=	the Conversion Price in effect immediately prior to the close of business on the fifth full Trading Day immediately following, and including, the Expiration Date

CP1	=	the new Conversion Price in effect immediately after the close of business on the fifth full Trading Day immediately following, and including, the Expiration Date

FMV	=	the Fair Market Value, on the Expiration Date, of all cash and any other consideration paid or payable for all shares validly tendered or exchanged and not withdrawn as of the Expiration Date

OS0	=	the number of shares of Common Stock outstanding immediately prior to the last time tenders or exchanges may be made pursuant to such tender or exchange offer (including the shares to be purchased in such tender or exchange offer)

OS1	=	the number of shares of Common Stock outstanding immediately after the last time tenders or exchanges may be made pursuant to such tender or exchange offer (after giving effect to the purchase of shares in such tender or exchange offer)

SP1	=	the arithmetic average of the VWAP for each of the five consecutive full Trading Days commencing with, and including, the Expiration Date

Such adjustment shall occur on the fifth full Trading Day immediately following, and including, the Expiration Date, and notwithstanding anything to the contrary in Section H, the Holders shall not be entitled to convert any shares of Convertible Preferred Stock prior to such fifth Trading Day.

3.     In the event that the Corporation shall, by dividend or otherwise, distribute to all or substantially all holders of its Common Stock (subject to an exception for cash in lieu of fractional shares), cash, shares of any class of Capital Stock, evidences of its indebtedness, assets, other property or securities, but excluding: (i) dividends or distributions referred to in Section J.1 hereof, (ii) rights, options or warrants distributed in connection with a stockholder rights plan or (iii) Distribution Transactions as to which Section J.4 shall apply (any of such shares of Capital Stock, indebtedness, assets or property that are not so excluded are hereinafter called the “Distributed Property”), then, in each such case, the Conversion Price shall be adjusted based on the following formula:

CP1 = CP0 × [(SP0 - FMV) / SP0]

CP0	=	the Conversion Price in effect immediately prior to the close of business on the Record Date for such dividend or distribution

CP1	=	the new Conversion Price in effect immediately after the close of business on the Record Date for such dividend or distribution

SP0	=	the Current Market Price as of the Record Date for such dividend or distribution

FMV	=	the Fair Market Value of the portion of Distributed Property (or, with respect to dividends or distributions paid exclusively in cash, the amount in cash) distributed with respect to each outstanding share of Common Stock on the Record Date for such dividend or distribution

If any such event is declared but does not occur, the Conversion Price shall be readjusted, effective as of the date on which the Board announces that such event shall not occur, to the Conversion Price that would then be in effect if such event had not been declared.

4.     In the event that the Corporation effects a Distribution Transaction, in which case the Conversion Price in effect immediately prior to the close of business on the fifth full Trading Day immediately following, and including, the effective date of the Distribution Transaction, the Conversion Price shall be adjusted based on the following formula:

CP1 = CP0 × [MP0 / (FMV + MP0)]

CP0	=	the Conversion Price in effect immediately prior to the close of business on the fifth full Trading Day immediately following, and including, the effective date of the Distribution Transaction

CP1	=	the new Conversion Price in effect immediately after the close of business on the fifth full Trading Day immediately following, and including, the effective date of the Distribution Transaction

FMV	=	the arithmetic average of the volume-weighted average prices for a share of the capital stock or other interest distributed to holders of Common Stock on the principal United States securities exchange or automated quotation system on which such capital stock or other interest trades, as reported by Bloomberg, L.P. (or, if Bloomberg ceases to publish such price, any successor service reasonably chosen by the Corporation) in respect of the period from the open of trading on the relevant Trading Day until the close of trading on such Trading Day (or if such volume-weighted average price is unavailable, the market price of one share of such capital stock or other interest on such Trading Day determined, using a volume-weighted average method, by a nationally recognized investment banking firm (unaffiliated with the Corporation) retained by the Corporation for such purpose), for each of the five consecutive full Trading Days commencing with, and including, the effective date of the Distribution Transaction

MP0	=	the arithmetic average of the VWAP for each of the five consecutive full Trading Days commencing with, and including, the effective date of the Distribution Transaction

Such adjustment shall occur on the fifth full Trading Day immediately following, and including, the effective date of the Distribution Transaction, and notwithstanding anything to the contrary in Section H, the Holders shall not be entitled to convert any shares of Convertible Preferred Stock prior to such fifth Trading Day.

If the Corporation has a stockholder rights plan in effect with respect to the Common Stock on any Conversion Date, upon conversion of any shares of the Convertible Preferred Stock, Holders of such shares will receive, in addition to the applicable number of shares of Common Stock, the rights under such rights plan relating to such Common Stock, unless, prior to such Conversion Date, the rights have: (i) become exercisable or (ii) separated from the shares of Common Stock (the first of such events to occur, a “Trigger Event”), in which case, the Conversion Price will be adjusted, effective automatically at the time of such Trigger Event, as if the Corporation had made a distribution of such rights to all holders of Common Stock as described in Section J.3, subject to appropriate readjustment in the event of the expiration, termination or redemption of such rights prior to the exercise, deemed exercise or exchange thereof. Notwithstanding the foregoing, to the extent any such stockholder rights are exchanged by the Corporation for shares of Common Stock or other property or securities, the Conversion Price shall be appropriately readjusted as if such stockholder rights had not been issued, but the Corporation had instead issued such shares of Common Stock or other property or securities as a dividend or distribution of shares of Common Stock pursuant to Section J.1 or Section J.3, as applicable.

To the extent that such rights are not exercised prior to their expiration, termination or redemption, the Conversion Price shall be readjusted to the Conversion Price that would then be in effect had the adjustments made upon the occurrence of the Trigger Event been made on the basis of the issuance of, and the receipt of the exercise price with respect to, only the number of shares of Common Stock actually issued pursuant to such rights. Notwithstanding the foregoing, to the extent any such rights are exchanged by the Corporation for shares of Common Stock, the Conversion Price shall be appropriately readjusted as if such rights had not been issued, but the Corporation had instead issued the shares of Common Stock issued upon such exchange as a dividend or distribution of shares of Common Stock subject to Section J.1.

Notwithstanding anything to the contrary in the preceding two paragraphs of this Section J, no adjustment shall be required to be made to the Conversion Price with respect to any Holder which is, or is an “affiliate” or “associate” of, an “acquiring person” under such stockholder rights plan or with respect to any direct or indirect transferee of such Holder who receives Convertible Preferred Stock in such transfer after the time such Holder becomes, or its affiliate or associate becomes, such an “acquiring person”.

5.     All adjustments to the Conversion Price shall be calculated by the Corporation to the nearest 1/10th of a cent and all conversions based thereon shall be calculated by the Corporation to the nearest 1/10,000th of one share of Common Stock (or if there is not a nearest 1/10,000th of a share, to the next lower 1/10,000th of a share). No adjustment to the Conversion Price will be required unless such adjustment would require an increase or a decrease to the Conversion Price of at least $0.01; provided, however, that any such adjustment that is not required to be made will be carried forward and taken into account in any subsequent adjustment; provided, further, that any such adjustment of less than $0.01 that has not been made will be made upon any Conversion Date.

6.     (i) Except as otherwise provided in this Section J, the Conversion Price will not be adjusted for the issuance of Common Stock or any securities convertible into or exchangeable for Common Stock or carrying the right to purchase any of the foregoing, or for the repurchase of Common Stock.

(ii)     Except as otherwise provided in this Section J, the Conversion Price will not be adjusted as a result of the issuance of, the distribution of separate certificates representing, the exercise or redemption of, or the termination or invalidation of, rights pursuant to any stockholder rights plans.

(iii)     No adjustment to the Conversion Price will be made:

(1)     upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and the investment of additional optional amounts in Common Stock under any plan in which purchases are made at market prices on the date or dates of purchase, without discount, and whether or not the Corporation bears the ordinary costs of administration and operation of the plan, including brokerage commissions;

(2)     upon the issuance of any shares of Common Stock or options or rights to purchase such shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Corporation or any of its Subsidiaries or of any employee agreements or arrangements or programs;

(3)     upon the issuance of any shares of Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security;

(4)     upon the issuance of any shares of Common Stock or payment of cash pursuant to an LLC Unit Exchange; or

(5)     for a change in the par value of the Common Stock.

7.     After an adjustment to the Conversion Price under this Section J, any subsequent event requiring an adjustment under this Section J shall cause an adjustment to each such Conversion Price as so adjusted.

8.     For the avoidance of doubt, if an event occurs that would trigger an adjustment to the Conversion Price pursuant to this Section J under more than one subsection hereof, such event, to the extent fully taken into account in a single adjustment, shall not result in multiple adjustments hereunder; provided, however, that if more than one subsection of this Section J is applicable to a single event, the subsection shall be applied that produces the largest adjustment.

9.     The Corporation may, but shall not be required to, make such reductions in the Conversion Price, in addition to those required by this Section J, as a majority of the Board considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reason.

10.     The Corporation may, but shall not be required to, from time to time, to the extent permitted by applicable law and in its sole discretion, reduce the Conversion Price by any amount for any period of at least 20 Business Days if a majority of the Board (taking into account, among other considerations, the impact of possible income or withholding taxes on the Holders) has determined that such reduction would be in the Corporation’s best interests.

11.     Whenever the Conversion Price is adjusted as provided under this Section J, the Corporation shall as soon as reasonably practicable following the occurrence of an event that requires such adjustment (or if the Corporation is not aware of such occurrence, as soon as reasonably practicable after becoming so aware) or the date the Corporation makes an adjustment pursuant to Section J.9 or Section J.10:

(i)     compute the adjusted applicable Conversion Price in accordance with this Section J; and

(ii)     provide a written notice to the Holders of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the applicable Conversion Price was determined and setting forth the adjusted applicable Conversion Price.

12.     No fractional shares of Common Stock will be delivered to the Holders upon conversion. In lieu of fractional shares otherwise issuable, the Holders will be entitled to receive, at the Corporation’s sole discretion, either: (i) an amount in cash equal to the fraction of a share of Common Stock multiplied by the Closing Price of the Common Stock on the Trading Day immediately preceding the applicable Conversion Date or (ii) one additional whole share of Common Stock. In order to determine whether the number of shares of Common Stock to be delivered to a Holder upon the conversion of such Holder’s shares of Convertible Preferred Stock will include a fractional share, such determination shall be based on the aggregate number of shares of Convertible Preferred Stock of such Holder that are being converted on any single Conversion Date.

K.     Adjustment for Reorganization Events.

1.     In the event of:

(i)     any reclassification, statutory exchange, merger, consolidation or other similar business combination of the Corporation with or into another Person, in each case pursuant to which the Common Stock (but not the Convertible Preferred Stock) is changed or converted into, or exchanged for, cash, securities or other property of the Corporation or another Person;

(ii)     any sale, transfer, lease or conveyance to another Person of all or substantially all the property and assets of the Corporation, in each case pursuant to which the Common Stock (but not the Convertible Preferred Stock) is converted into cash, securities or other property; or

(iii)     any statutory exchange of securities of the Corporation with another Person (other than in connection with a merger or acquisition) or reclassification, recapitalization or reorganization of the Common Stock (but not the Convertible Preferred Stock) into other securities (each of the foregoing clauses (i) through (iii) is referred to as a “Reorganization Event”), each share of Convertible Preferred Stock outstanding immediately prior to such Reorganization Event will, without the consent of the Holders and subject to Section K.4, remain outstanding but shall become convertible into, out of funds legally available therefor, the number, kind and amount of securities, cash and other property (the “Exchange Property”) (without any interest on such Exchange Property and without any right to dividends or distributions on such Exchange Property which have a record date that is prior to the applicable Conversion Date) that the Holder of such share of Convertible Preferred Stock would have received in such Reorganization Event had such Holder converted its shares of Convertible Preferred Stock into the applicable number of shares of Common Stock immediately prior to the effective date of the Reorganization Event using the Conversion Price applicable immediately prior to the effective date of the Reorganization Event and the Liquidation Preference Amount applicable at the time of such subsequent conversion; provided, that, the foregoing shall not apply if such Holder is a Person with which the Corporation consolidated or into which the Corporation merged or which merged into the Corporation or to which such sale or transfer was made, as the case may be (any such Person, a “Constituent Person”), or an Affiliate of a Constituent Person, to the extent such Reorganization Event provides for different treatment of Common Stock held by such Persons. If the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by a Person (other than a Constituent Person or an Affiliate thereof), then for the purpose of this Section K.1, the kind and amount of securities, cash and other property receivable upon conversion following such Reorganization Event will be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Stock.

2.     The above provisions of this Section K shall similarly apply to successive Reorganization Events and the provisions of Section J shall apply to any shares of Capital Stock (or capital stock of any other Person) received by the holders of the Common Stock in any such Reorganization Event.

3.     The Corporation (or any successor) shall, no less than 20 Business Days prior to the occurrence of any Reorganization Event, provide written notice to the Holders of such occurrence of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section K.

4.     The Corporation shall not enter into any agreement for a transaction constituting a Reorganization Event unless: (i) such agreement provides for, or does not interfere with or prevent (as applicable), conversion of the Convertible Preferred Stock into the Exchange Property in a manner that is consistent with and gives effect to this Section K and (ii) to the extent that the Corporation is not the surviving corporation in such Reorganization Event or will be dissolved in connection with such Reorganization Event, proper provision shall be made in the agreements governing such Reorganization Event for the conversion of the Convertible Preferred Stock into stock of the Person surviving such Reorganization Event or such other continuing entity in such Reorganization Event.

L.    Mandatory Conversion.

1.     At any time on or after the later of (x) the one year anniversary of the Issue Date and (y) the 14C Expiration Date, the Corporation shall have the right, at its option, to give notice of its election to cause all outstanding shares of Convertible Preferred Stock to be automatically converted into: (i) the number of fully paid and non-assessable shares of Common Stock (calculated as to each conversion to the nearest 1/10,000th of a share) (such amount, the “Conversion Shares”), determined for each share of Convertible Preferred Stock by dividing (A) $1,000.00 by (B) the Conversion Price in effect at the close of business on the applicable Conversion Date, plus (ii) cash in lieu of fractional shares in accordance with Section J.12. The Corporation may exercise its right to cause a mandatory conversion pursuant to this Section L only if the 10 Day VWAP ending on the second Trading Day immediately preceding the Mandatory Conversion Notice Date equals or exceeds 150% of the Conversion Price.

2.     To exercise the mandatory conversion right described in Section L.1, the Corporation must send notice of its intention to convert the Convertible Preferred Stock to all Holders by first class mail prior to the open of business on the first Trading Day following any date on which the condition described in Section L.1 is met (the “Mandatory Conversion Notice Date”). The conversion date will be a date selected by the Corporation (the “Mandatory Conversion Date”) and will be no later than 10 calendar days after the date on which the Corporation sends notice as described in this Section L.2.

3.     At its sole option, the Corporation may settle any whole number of Conversion Shares in cash in lieu of issuing shares of Common Stock. The amount of any such cash payment (the “Cash Payment Amount”) for each share of Common Stock shall be the 10 Day VWAP ending on the second Trading Day immediately preceding the Mandatory Conversion Notice Date.

4.     In addition to any information required by applicable law or regulation, the notice of a mandatory conversion described in Section L.2 shall state, as appropriate:

(i)     the Mandatory Conversion Date;

(ii)     the number of shares of Common Stock to be issued upon conversion of each share of Convertible Preferred Stock, the number of shares (if any) to be settled in cash in lieu of Common Stock, and the corresponding Cash Payment Amount per each share of Common Stock; and

(iii)     that dividends on the Convertible Preferred Stock to be converted will cease to accrue on the Mandatory Conversion Date.

5.     Effective immediately prior to the close of business on the Mandatory Conversion Date applicable to any shares of Convertible Preferred Stock, such shares of Convertible Preferred Stock shall cease to be outstanding.

6.     On and after the Mandatory Conversion Date, dividends shall cease to accrue on the Convertible Preferred Stock called for a mandatory conversion pursuant to this Section L and all rights of Holders of such Convertible Preferred Stock shall terminate except for the right to receive the whole shares of Common Stock issuable upon conversion thereof with a cash payment in lieu of any fractional share of Common Stock in accordance with Section J.12.

7.     No payment or adjustment shall be made upon conversion of Convertible Preferred Stock for Accumulated Dividends or dividends with respect to the Common Stock issued upon such conversion thereof.

8.     The Corporation may not authorize, issue a press release or give notice of any mandatory conversion pursuant to this Section L unless, prior to giving the mandatory conversion notice, all Accumulated Dividends on the Convertible Preferred Stock (whether or not declared) for all Dividend Periods ended prior to the date of such mandatory conversion notice shall have been paid.

M.     Notices. All notices or communications in respect of the Convertible Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first-class mail, postage prepaid, to any Holder at such Holder’s last address appearing on the books of the Corporation, or if given in such other manner, as may be permitted by the terms hereof, in the Certificate of Incorporation or Bylaws or by applicable law.

N.     Procedures for Voting and Consents. The rules and procedures for calling and conducting any meeting of the Holders (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules that the Board (or a duly authorized committee of the Board), in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Certificate of Incorporation, Bylaws or the DGCL.

O.     Record Holders. To the fullest extent permitted by applicable law, the Corporation and the transfer agent, if any, for the Convertible Preferred Stock may deem and treat the record holder of any share of Convertible Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor such transfer agent shall be affected by any notice to the contrary.

P.     Legends. All certificates or other instruments representing Convertible Preferred Stock or Common Stock issuable upon conversion thereof will bear a legend in substantially the following form (excluding the first sentence thereof in the case of any such Common Stock:

1.     for which a registration statement covering such Common Stock has been declared effective by the SEC and that has been disposed of pursuant to such effective registration statement; or

2.     sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met):

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR ANY NON-U.S. OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE THEREWITH. THIS SECURITY IS ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE INVESTMENT AGREEMENT DATED AS OF DECEMBER 4, 2017, COPIES OF WHICH MAY BE OBTAINED UPON REQUEST FROM CARVANA CO. OR ANY SUCCESSOR THERETO, AND THIS SECURITY MAY NOT BE VOTED OR OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE THEREWITH.

Q.     Effectiveness. This Certificate of Designations shall be effective upon the filing of the same with the Secretary of State of Delaware.

*        *        *         *

IN WITNESS WHEREOF, CARVANA CO. has caused this Certificate of Designations, Preferences, Powers and Rights of Class A Convertible Preferred Stock to be duly executed by its duly authorized officer, this 5th day of December, 2017.

CARVANA CO.

By:	/s/ Paul Breaux
Name:	Paul Breaux
Title:	Vice President, General Counsel and Secretary

Exhibit A

FORM OF NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF SERIES A PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock, par value $0.01 per share (“Convertible Preferred Stock”), of Carvana Co., a Delaware corporation (the “Corporation”), indicated below into shares of Class A common stock, par value $0.001 per share (“Common Stock”), of the Corporation according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation. No fee will be charged to the Holders for any conversion, except as described in the Corporation’s Certificate of Designations, Preferences, Powers and Rights classifying the Convertible Preferred Stock (the “Certificate of Designations”).

Conversion calculations:

Date to Effect Conversion:
Number of shares of Convertible Preferred Stock owned prior to Conversion:
Number of shares of Convertible Preferred Stock to be Converted:
Number of shares of Series A Preferred Stock subsequent to Conversion:
Address for Delivery:

OR

DWAC Instruction:
Broker No.:
Account No.

Capitalized terms used but not defined herein have the respective meaning assigned thereto in the Certificate of Designations.

[HOLDER]

By:
Name:
Title: